                                                                   EXHIBIT 10.22

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

1.       PARTIES

         This Physician Practice Management Participation Agreement ("Agreement") is made and entered into by and between:

         a. METCARE OF FLORIDA, INC. (hereinafter referred to as "PPM"), a professional physician practice management organization licensed and/or organized under the laws of the State of Florida and the principals of said party, all of whom are listed on the attached Ownership Disclosure Statement (Attachment A);AND

         b. Humana Medical Plan, Inc., PCA Health Plans of Florida, Inc. and PCA Family Health Plan, Inc. (health maintenance organizations) and Humana Health Insurance Company of Florida, Inc. (a Florida insurance company) and Humana Insurance Company, Employers Health Insurance Company and PCA Life insurance Company (insurance companies) and their affiliates who underwrite or administer health plans. All of said companies are collectively referred to in this Agreement as "HUMANA". The joinder of these companies under the designation "HUMANA" shall not be construed as imposing joint responsibility or cross- guarantee between or among HUMANA companies.

2.       RELATIONSHIP

         In performance of the duties and obligations of each of the parties to this Agreement and in regard to any services rendered or performed by either party for covered individuals designated by HUMANA (hereinafter referred to as "Member3"), including but not limited to those individuals covered under HUMANA's Commercial plans, Medicare HMO and POS plans, and other health care bene ' fit plans, under designated HUMANA contracts, and to all individuals covered under designated self-insured employer, employer trust, or other health care benefit contracts whose claims are either administered by HUMANA or where HUMANA administers the provider network for another third party payor issuing and administering the contract, it mutually is understood and agreed that HUMANA and PPM and their respective employees and agents are at all times acting and performing as independent contractors and that neither party nor their respective employees and agents, shall be considered the agent, servant, employee of or joint venturer with the other party. Notice to, or consent from, any third party, including a Member or other physician, shall not be required in order to make any termination or modification of this Agreement effective. PPM is contracting for itself, and as agent for and under authority granted to PPM by each

*The Confidential Portion has been so omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

of its physicians ("PPM Physicians") employed by or under contract with PPM, unless otherwise agreed to herein, the parties acknowledge and agree that neither PPM nor HUMANA will be liable for the activities of the other nor the agents and employees of the other, including but not limited to, any liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims or demands of any kind or nature by or on behalf of any person, party or governmental authority arising out of or in connection with: (I) any failure to perform any of the agreements, terms, covenants or conditions of this Agreement;
(II) any negligent act or omission or other misconduct; (III) the failure to comply with any applicable laws, rules or regulations; or (IV) any accident injury or damage to persons or property. PPM acknowledges and shall require PPM Physicians to acknowledge that all patient care and related decisions are the sole responsibility of the PPM Physicians and that HUMANA does not dictate or control PPM Physicians' clinical decisions with respect to the medical care or treatment of Members. Notwithstanding anything to the contrary herein, PPM on behalf of itself and each of its PPM Physicians further agrees to and hereby does indemnify, defend and hold harmless HUMANA from any and all claims, judgments, costs, liabilities, damages and expenses, including reasonable attorneys' fees, whatsoever, arising from any acts or omissions in the provision of medical services by PPM and/or PPM Physicians under this Agreement. This provision shall survive termination of this Agreement, regardless of the cause giving rise to the termination.

3.       NO THIRD PARTY BENEFICIARIES

         With the exception of Article 27, the parties have not created and do not intend to create by this Agreement any third party rights under this Agreement, including but not limited to Members. The parties acknowledge and agree that, with the exception of Article 27 of this Agreement, there are no third party beneficiaries to this Agreement.

4.       SCOPE OF THE AGREEMENT

         4.1 This Agreement sets forth the rights, responsibilities, terms and conditions governing: (I) PPM and PPM Physicians' status as a health care provider contracted and credentialed by HUMANA to provide health care services (hereinafter "Participating Providers") to Members in certain health care networks established or managed by HUMANA and (II) PPM Physicians' services to Members. This Agreement applies only to those health care benefit contracts and to those Members designated by HUMANA.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         4.2 Upon request, HUMANA agrees to provide PPM with a listing of all other agreements under which PPM and PPM Physicians will be providing services as required by this Agreement.

         4.3 All rights and responsibilities arising in respect to Members shall be applicable to only the company which issued the contract covering the respective Members and may not be imposed or enforced upon any other affiliated or related company. Further, with respect to self-insured contracts, unless otherwise indicated, HUMANA's responsibilities are limited to those of administration or claims processing.

         4.4 PPM represents and warrants that PPM and all PPM Physicians and their respective members, independent contractors and employees will abide by the terms and conditions of this Agreement, and PPM shall obtain acknowledgment of such from each PPM Physician member, independent contractor and employee required to be credentialed under the terms of this Agreement.

         4.5 The parties agree that nothing contained in this Agreement is intended to interfere with or hinder communications between physician(s) and Members regarding patient treatment.

5.       SUBCONTRACTING PERFORMANCE

         5.1 PPM shall provide directly, or through appropriate arrangement with PPM Physicians and other providers of medical services, medical services to Members. It is understood and agreed that said PPM shall maintain written agreements with the PPM Physicians, and other licensed providers of medical care where applicable, in a form comparable to, and consistent with, the terms and conditions established in this Agreement, and in a form approved by HUMANA. A sample copy of the agreement between PPM and PPM Physicians in effect at the time of the signing of this Agreement is attached in Attachment I. In the event of a conflict between the language of the PPM Physician agreements and this Agreement, the language in this Agreement shall control. PPM agrees to notify HUMANA of any material change(s) to the aforementioned agreements at least thirty (30) days prior to implementing such change(s), during which period, HUMANA may object to the change(s). HUMANA's notice of objection shall not preclude PPM's implementation of such change(s), but PPM agrees that any such change(s) shall not be contrary to, in violation of, or inconsistent with the terms of this Agreement. In the event HUMANA notifies PPM of its objection, both parties agree to make a good faith effort to resolve such dispute in a timely manner.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         5.2 All PPM Physicians and other providers of medical services providing services to HUMANA Members shall be subject to HUMANA's credentialing process prior to receiving status as a HUMANA Participating Provider.

         5.3 PPM represents and warrants that it is authorized to negotiate terms and conditions of physician agreements and further to execute such agreements for and on behalf of PPM Physicians.

         5.4 Upon request, PPM agrees to disclose to HUMANA w1thin a reasonable time period not to exceed thirty (30) days, or such lesser period of time required for HUMANA to comply with all applicable state and federal laws, rules and regulations, from such request, all of the terms and conditions of any payment arrangement that constitutes a physician incentive plan as defined by Health Care Financing Administration ("HCFA") and/or any state or federal law, between PPM and PPM Physicians. Such disclosure shall be in the form of a certification, or other form as required by HCFA, by PPM and shall identify, at a minimum: (I) whether services not furnished by the PPM Physician(s) are included; (II) the type of Incentive plan, including the amount, identified as a percentage, of any withhold or bonus; (III) the amount and type of any stop-loss coverage provided for or required of the PPM Physicians and (IV) the PPM Physician(s) patient panel size, broken down by total PPM Physicians panel and individual PPM Physician panel size, by the type of insurance coverage (i.e. Commercial HMO, Medicare HMO and Medicaid HMO).

         5.5 PPM shall have, for the term of this Agreement, agreements with licensed providers of medical services that: (I) shall be in writing and on contract forms approved by HUMANA; and (II) shall include terms and conditions which comply with all applicable requirements for provider agreements under state and federal laws, rules and regulations; and (III) shall appoint HUMANA as the PPM's authorized agent for the payment of claims for Covered Services rendered to HUMANA Members submitted by such licensed providers and (IV) shall contain provisions for holding HUMANA harmless from and against any and all disputes between such licensed providers and HUMANA concerning the adjudication and the amount of the payment of the claims to the extent HUMANA relies on PPM's adjudication of such claims submitted for Covered Services rendered to HUMANA Members. In addition, from and after the Effective Date hereof, agreements with independent contractor PPM Physicians shall contain a provision to extend automatically at HUMANA's election the terms of such agreements to HUMANA in the event that this Agreement terminates for any reason for the lesser of the remaining term of such agreements or one (1) year.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         5.6 In the event PPM acquires, through an asset acquisition, merger, consolidation, lease or other means, or enters into a management agreement to manage the practice of physician(s) or physician groups in THE DAYTONA BEACH MARKET, and such practices or groups have in effect an agreement with HUMANA to provide medical services to HUMANA Members on a capitated, percentage of premium or other risk sharing basis at rates which are more favorable to HUMANA than those contained herein, the rates contained herein shall be adjusted to reflect a blended rate by product weighted by the relative number of Members at the newly acquired or managed practice(s); provided, however, such blended rate shall in no event result in an increase in the total funding by HUMANA to PPM hereunder regardless of whether the newly acquired practice's reimbursement from HUMANA is more favorable or not.

         5.7 In the event that a PPM Physician is a party to more than one agreement with HUMANA for the provision of medical services to Members, PPM or PPM Physician will be reimbursed for Covered Services by HUMANA under the agreement selected by HUMANA. However, in the event that a physician affiliated with PPM declines participation under this Agreement prior to the execution of this Agreement, to the extent physician is a party to another agreement with HUMANA, reimbursement for the provision of Covered Services to Members shall be in accordance with such other agreement between HUMANA and the physician.

6.       LIQUIDATED DAMAGES

         PPM acknowledges and shall require PPM Physicians to acknowledge that HUMANA has invested and will invest substantial resources including funds, time, effort and goodwill in building a roll of Medicare Members to be treated by PPM Physicians. Therefore, PPM agrees that PPM and PPM Physicians, or any of PPM or PPM Physicians' employees, principals or financially related entities, shall not solicit, persuade, induce, coerce or otherwise cause the disenrollment of any Medicare Member at any time, directly or indirectly. If thirty-five (35) or more Medicare Members assigned to an individual PPM Physician disenroll from HUMANA due to PPM or PPM Physicians' directly or indirectly soliciting, persuading, inducing, coercing or otherwise causing the disenrollment of such Medicare Members to be treated by PPM or any of PPM Physicians or PPM/PPM Physicians' employees, principals or other financially related entity under some other prepaid health care benefit plan other than HUMANA's, PPM shall pay HUMANA the amount of three thousand dollars ($3,000.00) for each disenrolled Medicare Member who is treated by PPM, or any of PPM Physicians, or PPM/PPM

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         Physicians' employees, principals or any financially related entity. PPM hereby agrees and shall require PPM Physicians hereby to agree that this amount is not a penalty and constitutes liquidated damages in as much as the actual damages are not and cannot be ascertained at the time of the execution of this Agreement. PPM and PPM Physicians understand that this liquidated damages clause does not apply to or require payment from the Medicare Members under any circumstance. HUMANA agrees with PPM and PPM Physicians that this paragraph shall not be applicable in the case of any Medicare Member who disenrolls and Is treated by a PPM Physician or anyone else on a non-prepaid and non-capitated fee-for-service basis as a private patient. In addition, Medicare Members who were patients prior to PPM Physician's participation as a HUMANA Participating Provider, are excluded from this provision, if the PPM and/or PPM Physician can furnish documentation to HUMANA in the form of a list of his/her patients prior to becoming a HUMANA Participating Provider. PPM and PPM Physicians have the obligation to and agree to notify HUMANA immediately of the name of any Medicare Member or former Medicare Member treated by a PPM Physician or any other person covered by this provision. This paragraph shall survive for twelve (12) months following the termination or expiration of this Agreement regardless of the cause giving rise to termination.

7.       POLICIES AND PROCEDURES

         7.1 PPM shall require PPM Physicians to agree to abide by all quality assurance, quality improvement, accreditation, risk management, utilization review, credentialing, recredentialing and other administrative policies and procedures established and revised by HUMANA from time to time, and such other administrative policies and procedures as are set out in the Affiliated Provider Manual and/or the Physician's Administration Manual ("Manual") and/or bulletins and manuals that may be promulgated by HUMANA from time to time in order to supplement the Manual, current copies of which hereby are acknowledged as received. PPM shall be notified of any revisions to the policies and procedures and they shall become binding upon PPM and PPM Physicians thirty (30) days after HUMANA has notified PPM. Additionally, HUMANA shall notify PPM of any other revisions to existing policies and procedures, at which time of notice such revisions shall become binding upon PPM and PPM Physicians. Any revisions affecting PPM and/or PPM Physicians shall not be discriminatory and shall apply to all providers similarly situated. PPM Physicians shall notify HUMANA's Pre-Admission Certification department or designated personnel of any inpatient admissions of HUMANA Members as required in the Manual. PPM acknowledges and agrees that

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         such notification shall be prior to the inpatient admission(s) of any HUMANA Members not assigned to PPM Primary Care Physicians.

         7.2 PPM further agrees, in accordance with the Letter of Agreement to be signed by each PPM Physician, an example of which appears in Attachment H, that PPM and HUMANA may share information, including but not limited to credentialing, recredentialing, quality management and utilization management information as related to the treatment of Members. However, it expressly is understood that the information shall not be shared with anyone other than HUMANA and PPM, unless required by law or pursuant to prior written consent of the PPM Physician involved.

         7.3 PPM acknowledges and agrees that a signed Letter of Agreement, (in a form substantially similar to that form attached hereto as Attachment
         H), for each PPM Physician participating under this Agreement shall be provided to HUMANA prior to execution of this Agreement, and prior to the provision of services to HUMANA Members for those PPM Physicians who join PPM and are approved by HUMANA and agree to participate under this Agreement and/or whose credentialing applications are approved subsequent to execution of this Agreement. Notwithstanding the above, PPM acknowledges and agrees that PPM shall sign the Letter of Agreement on behalf of those PPM Physicians that are employed by PPM, and all other PPM Physicians shall sign a Letter of Agreement on an individual basis. PPM Physicians who do not execute such Letter of Agreement shall not be entitled to participate under this Agreement and will not be listed in HUMANA's provider directories.

         7.4 All administrative services, including but not limited to credentialing, recredentialing, utilization management, quality assurance and fiscal services, shall be performed by HUMANA. However, HUMANA in its sole discretion will discuss with PPM, PPM's provision of such services at such time as PPM may demonstrate administrative or information service capabilities acceptable to HUMANA.

8.       CREDENTIALING

         8.1 All PPM Physicians who will provide medical services to Members hereunder are required to be credentialed, and shall be subject to the credentialing process prior to receiving status as a HUMANA Participating Provider.

         8.2 Participation under this Agreement by PPM, and each of its PPM Physicians, is subject to the satisfaction and maintenance, in HUMANA's sole judgment, of all credentialing and recredentialing standards established by HUMANA's credentialing

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         and/or medical affairs departments and adopted under the policies and procedures set out in the Manual and other rules and regulations promulgated thereby. PPM and/or PPM Physicians shall provide HUMANA with the information necessary to ensure compliance with this Article 8 at no additional expense to HUMANA and/or any vendor to whom HUMANA at its sole discretion, may delegate the credentialing and/or recredentialing process(es) to.

         8.3 HUMANA reserves the right to approve new PPM Physicians and/or, as applicable, other health care providers required to be credentialed, or to terminate or suspend any PPM Physician or, other health care providers required to be credentialed, who will be or is providing care to HUMANA Members, who does not meet or fails to maintain HUMANA's credentialing and/or recredentialing standards. HUMANA agrees to notify PPM of its decision to terminate any PPM Physician or any other PPM health care provider required to be credentialed under HUMANA standards and, except in cases of immediate terminations, PPM shall have fourteen
         (14) days from such notice to request reconsideration of such decision by HUMANA's Medical Director. However, PPM acknowledges and agrees that HUMANA shall have the final decision on the matter. PPM further acknowledges and agrees and shall require PPM Physicians further to acknowledge and agree that any limitation and/or suspension and/or termination of his/her credentialing or recredentialing status by HUMANA or any one or more of HUMANA's affiliates shall apply uniformly to PPM Physician(s)' credentialing or recredentialing status with HUMANA and all of its affiliates. In the event the limitation, suspension and/or termination is for administrative reasons, HUMANA or any of its affiliates may elect to reject the administrative action of the acting HUMANA entity's determination.

9.       LICENSURE/CERTIFICATION

         9.1 PPM shall require PPM Physicians, and all employees of PPM and/or PPM Physicians required to be so licensed or certified, to procure and maintain for the term of this Agreement such licensure and/or certification as is required under HUMANA's policies and procedures, under the terms and conditions of this Agreement, in compliance with the provisions in the Manual, and in accordance with all applicable state and federal laws. PPM shall and/or shall require PPM Physicians to notify HUMANA immediately of any changes in licensure or certification status of PPM Physicians, and their employees as applicable.

         9.2 PPM represents and warrants that it has obtained and shall maintain any and all licenses, certificates and/or approvals required under Florida and/or federal laws, rules and regulations, for the performance by PPM of its duties and obligations

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         under this Agreement. Further, PPM shall maintain a valid Florida Third Party Administrators License during the term of this Agreement, where PPM is required to do so.

10.      MEDICAL SERVICES TO BE PROVIDED

         10.1 PPM on behalf of itself and PPM Physicians, desires to become a Participating Provider under the terms of this Agreement and agrees to provide and/or arrange. for health care services for Members, in accordance with this Agreement and the applicable Member health benefits contract (hereinafter "Covered Services"). PPM Physicians' responsibilities for providing and/or arranging Covered Services to Members at the locations listed in Attachment C are set forth in the Attachment D. PPM shall provide HUMANA with at least sixty (60) days prior written notice of any proposed changes in the locations or the proposed closing by PPM or PPM Physician(s) of any practice listed in Attachment C and any such change or closing shall be subject to HUMANA's approval, which shall not unreasonably be withheld. Failure to obtain HUMANA's prior approval may result, at HUMANA's sole and complete discretion, in the termination of such PPM Physician(s) and/or office sites from participation under this Agreement.

         10.2 In the event PPM and/or PPM Physician(s) dispute what services are covered under the applicable health care benefits plan contract, the Medical Directors of HUMANA and PPM shall make reasonable efforts to resolve such disputes. However, PPM agrees that HUMANA shall have sole and final authority to interpret and determine what services and/or benefits are covered under the applicable health care benefits contract.

11.      STANDARDS OF PROFESSIONAL PRACTICE

         11.1 PPM agrees to require PPM Physicians to provide Members with medical services which are within the normal scope of PPM Physicians' medical practices. These services shall be made available to Members without discrimination on the basis of health care benefit plan, source of payment, sex, age, race, color, religion, national origin, health status or other handicap, and in the same manner as provided to PPM Physicians' other patients. PPM agrees to require that PPM Physicians provide medical services to Members in accordance with the prevailing practices and standards of the profession.

         11.2 PPM understands and agrees and shall require PPM Physicians to agree that HUMANA may deny payment(s) for medical services rendered to Members

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         which are, in the opinion of HUMANA, determined not to be medically necessary. "Medically Necessary" (or "Medical Necessity") shall mean services or supplies provided by a hospital, physician or other health care provider, licensed by the appropriate state agency, or as otherwise approved as required, to diagnose or treat a condition, disease, ailment, sickness or bodily injury and which, in the opinion of HUMANA, are: (I) consistent with the symptoms. diagnosis and treatment of such condition, disease, ailment, sickness or bodily injury; (II) appropriate with regard to standards of accepted medical practice; (III) not primarily for the convenience of the patient or the qualified hospital, physician or other health care provider; (IV) the most appropriate and cost-effective supply, setting, or level of service which safely can be provided to the patient and (V) substantiated by the records and documentation maintained by the provider of services. When applied to an inpatient, it further means that the patient's symptoms or condition requires that the services or supplies cannot safely be provided to the patient as an outpatient. Any disputes regarding. Medical Necessity shall be handled in accordance with Section 10.2 of this Agreement.

         11.3 HUMANA may authorize payment for Medically Necessary Covered Services for Members based on HUMANA's discretion and in accordance with the applicable Member health care benefits contract. Such services shall be paid for as if authorized by PPM and/or PPM Physicians and in accordance with the applicable payment arrangements outlined herein. In the event HUMANA so authorizes payment for Medically Necessary Covered Services, HUMANA agrees to notify PPM concurrently of such authorization.

12.      USE OF PARTICIPATING PROVIDERS

         12.1 Except in the case of a medical emergency, PPM shall require PPM Physicians to admit, refer and cooperate with the transfer of Members for Covered Services only to providers designated, specifically approved or under contract with HUMANA.

         12.2 In the event that a PPM Physician provides a Member non-covered services or refers a Member to an out-of-network provider without pre-authorization from HUMANA, PPM shall require PPM Physicians prior to the provision of such non covered services or such out-of-network referral, to inform the Member: (I) of the services to be provided or referral to be made; (II) that HUMANA will not pay (or may pay a reduced benefit in the case of HUMANA's point of service (POS) and/or preferred provider organization (PPO) products) or be liable financially for such non covered service or out-of-network referral and
         (III) that Member will be responsible

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         financially for non-covered service(s) and/or out-of-network(s) referral that are requested by the Member. PPM acknowledges and agrees and shall require PPM Physicians to acknowledge and agree that the failure to inform Member(s) in accordance with this Section 12.2 may result in the PPM's and/or PPM Physician's responsibility and financial liability for the cost of such non-covered service(s) and/or out-of-network referral incurred by HUMANA.

13.      EQUAL ACCESS

         PPM agrees and shall require PPM Physician(s) to agree to accept HUMANA Members as patients within the normal scope of PPM Physicians' medical practices. If for any reason, PPM Physician(s), individually and/or collectively, close their practice(s), such closure will apply to all prospective patients without discrimination or regard to payor or source of payment for services. Should PPM Physician(s) subsequently re-open their practices to new patients, PPM agrees and shall require PPM Physician(s) to agree to accept HUMANA Members as patients are accepted to the same extent non-HUMANA patients seeking PPM Physician(s)' services. Notwithstanding the above, any such closure of an PPM Physician(s)' practice to new patients is subject to the limitation outlined in Section 10.1 and Attachment D of this Agreement.

14.      PPM PHYSICIAN FACILITIES

         PPM Physicians will establish and maintain regular business hours for the provision of services to HUMANA Members. In establishing business hours, PPM and PPM Physicians shall take into consideration the number and type of Members assigned to and/or receiving services at the office site. The business hours established by PPM and PPM Physicians are noted in Attachment C of this Agreement. This does not relieve PPM Physicians of their obligation to provide medical coverage for Members twenty-four (24) hours a day, seven (7) days a week.

15.      SOFTWARE USE

         PPM and/or PPM Physicians may use certain software as may be identified by HUMANA that is licensed to HUMANA and/or its subsidiaries, parent and/or affiliates. Such use is conditioned upon PPM and PPM Physicians' strict compliance with the HUMANA Security Guidelines, and upon use solely as indicated by HUMANA, and treatment of the software as confidential property of HUMANA's licensor and not subject to disclosure to third parties without the prior written consent of HUMANA. Such prohibition on disclosure shall not apply to disclosures

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         to PPM's and/or PPM Physicians' employees provided the disclosure reasonably is necessary to use the software, and provided PPM and PPM Physicians take all reasonable steps to ensure the software is not duplicated or disclosed to third parties. If PPM and/or PPM Physicians become aware of an unauthorized use, duplication or disclosure, PPM and/or PPM Physicians shall, provide full details to HUMANA promptly and take all reasonable steps to prevent any such recurrence. Upon request by HUMANA, PPM and/or PPM Physicians shall return to HUMANA all copies of the software, purge all machine readable media relating to such software and certify to HUMANA that the foregoing duties have been performed. These obligations of confidentiality, non-disclosure, non. reproduction and return of material shall survive any termination or expiration of this Agreement.

16.      PPM AND PPM PHYSICIANS INSURANCE

         16.1 At all times, PPM will maintain and will require each PPM Physician to maintain, at no expense to HUMANA, such policies of comprehensive general liability, professional liability and workers' compensation coverage, with such carriers and in such amounts as HUMANA reasonably may approve, insuring PPM and each PPM Physician, their officers, directors, members, employees, agents and subcontractors (as applicable), against any claim or claims for damages arising as a result of injury to property or person including death, occasioned directly or indirectly, in connection with the performance of medical services contemplated by this Agreement and/or the maintenance of PPM and/or PPM Physicians' facilities and equipment. Prior to execution of this Agreement, and at any time subsequently upon request, PPM and PPM Physicians shall provide HUMANA with evidence of said coverage, of which minimum professional liability coverage for PPM shall be five million dollars ($5,000,000.00) and for each PPM Physician shall be one million dollars ($1,000,000.00) per occurrence/three million * dollars ($3,000,000.00) in the aggregate, or such amount as required by state law, whichever is greater. PPM shall provide and/or shall require PPM Physicians to provide, or shall require the carrier(s) to provide, HUMANA with ten (10) days prior written notice of any suspensions, cancellations of, or modifications in the coverage. This clause shall survive the expiration and/or termination of this Agreement, regardless of the cause, for a period of time not less than the applicable Statute of Limitations in this State.

         16.2 PPM agrees to cooperate with HUMANA in assuring that any stop-loss coverage required by law is made available. PPM agrees and shall require PPM Physicians to agree that compensation received from HUMANA shall be adjusted by the cost of any stop-loss coverage which HUMANA may be required by law to provide.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

17.      HUMANA INSURANCE

         At all times, HUMANA will maintain such policies of comprehensive general liability insurance and other insurance or self insurance, as shall be necessary to insure HUMANA against any claim or claims for damages arising in connection with the performance of HUMANA's responsibilities under this Agreement. If requested by PPM, HUMANA shall provide PPM evidence of such coverage upon execution of this Agreement and thereafter at reasonable intervals as requested by PPM during the term of this Agreement. This clause shall survive for a period of time not less than the applicable Statute of Limitations in this state.

18.      MEDICAL RECORDS

         18.1 PPM shall require PPM Physicians to prepare, maintain and retain records relating to Members in such form and for such time periods as required by applicable state and federal laws, licensing, accreditation and reimbursement rules and regulations to which HUMANA is subject, and in accordance with accepted medical practice and HUMANA standards. HUMANA, pursuant to authorization of the Member signed at time of enrollment during the application process, the sufficiency of which hereby is acknowledged, or any federal or state regulatory agency, as permitted by law, may obtain, copy and have access, upon reasonable request, to any medical, administrative or financial record of PPM and/or PPM Physicians related to Covered Services provided by PPM Physicians to any HUMANA Member. Copies of such records shall be at no additional cost to HUMANA or the Member.

         18.2 Upon request from Humana or a Member, PPM agrees and shall require PPM Physicians to agree to transfer the complete original or a complete acceptable copy of the medical records of any Member to another physician or provider for any reason, including termination of this Agreement. The transfer of medical records shall be at no cost to either HUMANA or the Member and shall be made within a reasonable time following the request but in no event less than five (5) business days except in cases of emergency. PPM agrees and shall require PPM Physicians to agree that such: timely transfer of medical records is necessary to ensure the continuity of care for Members. PPM agrees to pay court costs and/or legal fees necessary for HUMANA to enforce the terms of this provision.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         18.3 PPM, PPM Physicians and HUMANA agree to maintain the confidentiality of information contained in the medical records of Members.

         18.4 This Article 18 shall survive termination of this Agreement, regardless of the cause for such termination.

19.      MALPRACTICE CLAIMS

         PPM shall require PPM Physicians to notify HUMANA in writing within forty-eight (48) hours or such lesser period of time as required by the applicable statute of this State of any Member claim alleging malpractice or the occurrence of any indent involving a Member which may result in legal action.

20.      GRIEVANCE AND APPEALS PROCESS

         PPM agrees and shall require PPM Physicians to agree to cooperate and participate with HUMANA in its grievance and appeals processes to resolve disputes which may arise between HUMANA and PPM/PPM Physicians and/or HUMANA and it Members. PPM shall comply and shall require PPM Physicians to comply with all final determinations made through the grievance and appeals processes.

21.      USE OF PPM AND PPM PHYSICIANS' NAME

         21.1 HUMANA shall have the right to include the following information in any and all marketing and administrative materials it distributes:
         PPM and PPM Physicians' names, telephone numbers, addresses, hours of operation and types of practices or specialties, and the names of all physicians and physician extenders providing care at PPM Physicians' facilities. HUMANA shall provide PPM with copies of any such administrative or marketing materials upon request.

         21.2 Neither party shall advertise nor utilize any marketing materials, logos, trade names, service marks or other materials belonging to the other party without its prior written consent. Neither party shall acquire any right or title in or to the marketing materials, logos, trade names, service marks or other materials of the other.

         21.3 PPM agrees and shall require PPM Physicians to agree to: (I) allow HUMANA to place HUMANA signage and/or brochures, excluding any applications, in PPM Physicians' offices; (II) mail an announcement of PPM and PPM Physicians new affiliation with HUMANA to their patients;
         (III) furnish HUMANA with a complete

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         list of the names and addresses of PPM's or PPM Physicians' patients in the event PPM or PPM Physicians provide such patient list to another payor and (IV) cooperate on a regular basis, to the extent permitted under applicable state and federal laws, rules and regulations, in joint marketing activities. PPM acknowledges and agrees and shall require PPM Physicians to acknowledge and agree that any communications between PPM and/or PPM Physicians and Medicare Members which describe any HUMANA Medicare product in any way requires the prior written approval of HUMANA and HCFA.

22.      PAYMENT ARRANGEMENT

         22.1 HUMANA shall pay PPM or PPM Physicians, as applicable, in accordance with the PPM and PPM Physician Reimbursement described in Attachment E. PPM shall collect or shall require PPM Physicians to collect the payments owed by Members pursuant to their health benefits contract, including but not limited to copayments, deductibles, coinsurance and/or cost-share amounts (hereinafter referred to as 'Copayments")required directly from the Member, and shall not waive, discount or rebate any such Copayment. The payment from HUMANA, plus any Copayments due from Members, shall be accepted by PPM and at PPM's direction by PPM Physicians as payment in full for all Covered Services.

         22.2 HUMANA shall have the right to conduct, or have conducted by a third party, audits and evaluations from time to time of all billing and financial records of PPM and/or PPM Physicians related to medical services provided to HUMANA Members. PPM shall allow HUMANA or its designee access to PPM's billing and financial records and those of PPM Physicians to conduct the audits and evaluations.

         22.3 Notwithstanding anything to the contrary identified herein, PPM or PPM Physicians, as applicable, have the right to dispute reimbursement of a claim for a period of up to six (6) months from the date such claim was paid by HUMANA or the end of the final Accounting Period, as defined in Attachment E of this Agreement, whichever is less. In the event of such a dispute, the parties agree to work toward a mutually agreeable resolution of such dispute. PPM shall provide at a minimum the following information if the PPM or a PPM Physician contests the payment of a claim as set out herein: Member name and identification number, date of service, relationship of the Member-patient to the Member who completed the application for health care benefits coverage with HUMANA, claim number, name of the provider of medical services, charge amount, payment amount, the allegedly correct payment amount, difference between the amount paid and the allegedly correct payment amount and a brief explanation of the basis for the contestation. HUMANA

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         will review such contestation(s) and respond to PPM within sixty (60) days of the date of receipt by HUMANA of such contestation. The parties acknowledge and agree that HUMANA's decision on the matter will be final. Failure to contest the amount of any claim paid hereunder within the time specified above shall result in the waiver of PPM's and PPM Physicians', where applicable, right to contest such claims amount distributed.

         22.4 PPM agrees and shall require PPM Physicians to agree to accept as payment in full for Covered Services provided to Members not assigned to a PPM Physician and who receive Covered Services from a PPM Physician(s) the reimbursements outlined in Attachment E of the Agreement. Further, in the event that Members assigned to PPM Physicians receive services and/or treatment at another facility or from another physician or health care provider, payment for such services and/or treatment shall be in accordance with the contracted rates with such other facility, physician or other health care provider, to the extent such a contract exists between HUMANA and such other facility, physician or other health care provider.

         22.5 Further, PPM acknowledges and agrees and shall require PPM Physicians to acknowledge and agree that HUMANA may deny payment of medical services rendered to Members, which are determined not to be Medically Necessary by HUMANA. PPM agrees and shall require PPM Physicians to agree that in the event of a denial of payment for services rendered to Members that are determined not to be Medically Necessary, PPM shall not and shall require PPM Physicians to agree not to bill, charge, seek payment or have any recourse against Members or persons other than HUMANA acting on their behalf for medical services provided pursuant to this Agreement.

23.      BILLING/ENCOUNTER PROCEDURES

         23.1 PPM shall and/or shall require PPM Physicians to prepare and submit to HUMANA, according to billing procedures established by HUMANA, billing and/or encounter information for Members who have received Covered Services. PPM shall require PPM Physicians to use the standard billing and encounter forms required or agreed to by HUMANA.

         23.2 PPM shall require PPM Physicians and PPM affiliated health care providers to submit all claims and encounters to HUMANA electronically by means available and accepted as industry standards that are mutually agreeable, which may include claims clearinghouses, or IMS-Medacom, or other technology that is mutually

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         agreed upon by HUMANA and PPM, and in accordance with published HUMANA claims policies, procedures and guidelines on the earlier of the Effective Date of this Agreement or six (6) months following execution of this Agreement. Should PPM and/or PPM. Physicians be unable to submit claims electronically upon execution of this Agreement, PPM and/or PPM Physicians shall make such arrangements as may be necessary, at their sole expense, to do so within six (6) months from the date of execution of this Agreement. For purposes of this Agreement, "claims" shall be defined as notification to an insurance or managed health care company that payment of an amount is due under the terms of this Agreement and in accordance with the applicable Member health benefits contract.

         23.3 Should PPM and/or PPM Physicians fail to comply with the terms of
         Section 23.2 above, HUMANA may, at its sole discretion pend payment of monies to PPM and/or PPM Physicians until completed claims are submitted electronically. In no event will HUMANA's Members be responsible for monies in addition to those Copayments due under the applicable Member health care benefits contract.

         23.4 PPM agrees and shall require PPM Physicians to agree to submit all fee-for service claims eligible for reimbursement as provided under this Agreement within sixty (60) days from the date of service. HUMANA may, at its sole discretion, deny payment for any such fee-for-service claim(s) received after sixty (60) days from the date of service. PPM acknowledges and agrees and shall require PPM Physicians to acknowledge and agree that at no time shall HUMANA's Members be responsible for any payments in addition to applicable Copayments for Covered Services provided to such Members. In the event the penalty described herein is effected, the Member's Copayment, if any, shall be adjusted accordingly.

         23.5 In the event that PPM or PPM Physician(s), as applicable, are reimbursed for Covered Services on a capitated basis, and no claims for services are submitted to HUMANA at the time of service, PPM agrees and shall require PPM Physicians to agree to provide HUMANA accurate and complete information ("Encounter Data") regarding the provision of Covered Services for Members in a form mutually to be agreed upon by both parties. Encounter Data shall include at a minimum Member identification and demographic information, PPM and/or PPM Physician tax identification number, date of service, all applicable CPT-4 and ICD-9 codes, and where applicable billed charges.

         23.6 PPM acknowledges and agrees, and shall require PPM Physicians to acknowledge and agree, that such Encounter Data shall be provided to HUMANA on a monthly basis on or before the last day of each month for encounters occurring

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         in the immediately preceding month. In the event PPM and/or PPM Physicians fail to provide, or arrange for the provision of, the Encounter Data by the date specified above, and upon HUMANA's notice to PPM of such failure, PPM shall have thirty (30) days from the date of said notice to develop a corrective action plan acceptable to HUMANA to insure compliance with the timely submission of the Encounter Data. In the event the corrective action plan is unacceptable to HUMANA, or the plan fails to correct the problem within sixty (60) days of implementation of the corrective action plan, HUMANA, at its sole discretion, may: (I) withhold PPM's and/or PPM Physicians', as applicable, subsequent payments or (II) pend such payments until such Encounter Data is submitted to HUMANA in an acceptable form, or (111) terminate this Agreement upon at least sixty (60) days written notice to PPM.

         23.7 PPM shall and shall require all PPM Physicians to use the most current procedural technology (CPT) codes on all forms. PPM and/or PPM Physicians will abide by all CPT code rules and guidelines that are applicable (including inclusive procedure codes).

         23.8 HUMANA will deduct from payments to PPM or PPM Physician(s), as applicable, the cost of any non-covered service and Copayment amounts required by the applicable HUMANA Member health benefits contract. Amounts deducted for non-covered services and Copayments will be determined on the basis of the applicable Member health benefits contract.

24.      OFF-SET

         24.1 PPM shall be notified in writing by HUMANA of any monies PPM or PPM Physician(s) may owe HUMANA, for any reason, and PPM shall have thirty (30) days from receipt of such notification to refund monies owed to HUMANA. If there is a dispute as to monies owed to HUMANA, PPM shall provide a written response to HUMANA outlining the specific nature of such dispute within such thirty (30) day notice period. Notwithstanding the above, PPM authorizes and shall require PPM Physician(s) to authorize HUMANA to deduct monies that otherwise may be due and payable to HUMANA from any outstanding Monies that HUMANA, for any reason, may owe to PPM or PPM Physician(s), as applicable.

         24.2 PPM agrees that HUMANA may make retroactive adjustments to the payment and funding arrangement(s) outlined in the enclosed attachments for changes in enrollment and other business reasons including but not limited to claims payment errors, data entry errors, capitation errors and incorrectly submitted claims.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

25.      PPM GUARANTEE

         PPM shall provide Humana with a payment and performance bond ("Performance Bond") initially in the amount of two million dollars ($2,000,000.00) ("Performance Bond Amount"), a copy of which shall be attached hereto and incorporated herein as Attachment J.

         The Performance Bond Amount shall be reviewed quarterly and may be adjusted with Humana's reasonable approval. In the event the Performance Bond Amount is to be increased or decreased as a result of the review described above, PPM shall cause to be issued a new or amended Performance Bond to Humana for its written approval. The then current Performance Bond shall not expire until such new or amended Performance Bond is delivered to Humana and Humana has issued its written approval. In the event that the amount of the Performance Bond is not increased by PPM, Humana may immediately draw down the entire amount, or balance thereof, of the Performance Bond. In addition, such failure to increase the amount of the Performance Bond shall constitute a default by PPM under this Agreement, and Humana may thereafter terminate this Agreement effective upon the earlier of the expiration date of the Performance Bond or thirty (30) days notice to PPM, and hold all proceeds of the Performance Bond until completion of the final settlement under the terms of this Agreement.

         Each Performance Bond, and any payment instructions contained therein, shall be In form and substance satisfactory to Humana and in Humana's name, shall be issued for a definite term of not less than one (1) year, shall be irrevocable without no less than ninety (90) days prior written notice to HUMANA from the issuer, shall be issued by a company acceptable to Humana, and shall be payable at sight and on demand after the date of issue when accompanied by a written statement signed by an authorized representative of Humana in the form described in the Performance Bond.

         In the event Humana has received from the issuer notice of non-renewal or cancellation of the Performance Bond, PPM shall have seven (7) business days to obtain a renewal or a replacement Performance Bond issued in accordance with the terms hereof. In the event that a renewed or replacement Performance Bond is not provided by PPM to Humana within such time period, Humana may immediately draw down the entire amount, or balance thereof, of the Performance Bond. In addition, such failure to renew or replace the bond shall constitute a default by PPM under this Agreement, and Humana may thereafter draw down on the bond in the

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         Performance Bond Amount, terminate this Agreement effective upon the earlier of the expiration date of the Performance Bond or thirty (30) days notice to PPM, and hold all proceeds of the bond drawn upon until completion of the final settlement under the terms of this Agreement.

         In the event Humana at any time request and receives payment under the Performance Bond, PPM shall, within seven (7) business days of the making of such payment by the issuer, replenish the bond drawn upon by an amount equal to the amount of the payment. In the event that the bond is not replenished or replaced in such amount within such time period, Humana may immediately draw down the balance of the Performance Bond. In addition, such failure to replenish the Performance Bond shall constitute a default by PPM under this Agreement, and Humana may thereafter draw down on the Performance Bond Amount, terminate this Agreement effective upon the earlier of the expiration date of the Performance Bond or thirty (30) days following the end of the seven (7) business day period described above, and hold all proceeds of the bond until completion of the final settlement under the terms of this Agreement.

         If at any time Humana reasonably determines based upon results of the PPM's operations that the total financial deficits attributable to PPM under this Agreement exceeds the Performance Bond Amount, Humana shall give written notice to PPM of such deficits, together with its calculations thereof, and PPM shall have ten (10) business days following such notice to increase the Performance Bond Amount by an amount equal to the amount of the deficit which is in excess of the Performance Bond Amount. In the event PPM does not increase the Performance Bond by such amount within the ten (10) business day period described above, such failure shall constitute a default by PPM under this Agreement, and Humana may draw upon the entire amount of the Performance Bond and thereafter may terminate this Agreement effective upon the earlier of the expiration date of the Performance Bond or upon thirty (30) days written notice of termination to PPM, and hold all proceeds of the Performance Bond until completion of the final settlement under the terms of this Agreement.

         Notwithstanding anything to the contrary in this Agreement, Humana may upon written notice to PPM upon the failure of PPM to provide a Performance Bond, or replacement or amendment thereof, or to replenish a drawn upon Performance Bond, as required under this Agreement, and without prejudice to any other rights of Humana stated herein, offset any part or all of PPM's payments from Humana under the terms of this Agreement up to the Performance Bond Amount.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

26.      COORDINATION OF BENEFITS/RECOVERY RIGHTS

         26.1 Payment for Covered Services provided to each Member are subject to reimbursement, or subrogation with other benefits payable or paid to or on behalf of the Member, and to HUMANA's rights of recovery in third party liability situations. PPM agrees and/or shall require PPM Physicians to agree to accept any HUMANA capitation or other payment amounts due under this Agreement, plus any Copayments due from Member, as payment in full for all Covered Services provided to Members, and PPM hereby assigns and ' shall require PPM Physicians to assign to HUMANA all PPM's and/or PPM Physicians' recovery, reimbursement or subrogation rights along with other benefits that may be payable with respect to a Member.

         26.2 In cases where a Member has coverage, other than with HUMANA, which requires or permits coordination of benefits from a third party payor in addition to HUMANA, HUMANA will coordinate its benefits with such other payor(s). HUMANA will pay the lesser of: (I) the amount due under this Agreement; or (II) the amount due under this Agreement less the amount payable or to be paid by the other payor(s) or (III) the difference between allowed billed charges and the amount paid by the other payor(s). In the event Medicare is the primary payor, HUMANA shall pay PPM and/or PPM Physicians, as applicable, the amount of deductible, coinsurance and/or other plan benefits which are not covered services under Title XVIII of the Social Security Act, as amended, subject to the benefit limits and rates of the applicable health benefits contract In no event will HUMANA pay an amount which when combined with payments from the other payor(s) exceeds the contracted rate provided in this Agreement. HUMANA will in all cases coordinate benefits payments in accordance with applicable statutes, laws and regulations and in accordance with its health benefits contracts.

         26.3 PPM agrees to use and shall require PPM Physicians to agree to use their best efforts to determine the availability of other benefits, including third party liability, and to obtain any information or documentation required by HUMANA to facilitate HUMANA's coordination of such other benefits.

27.      NO LIABILITY TO MEMBERS FOR CHARGES

         27.1 PPM agrees and shall require PPM Physicians to agree that in no event, including, but not limited to non-payment by HUMANA, HUMANA's insolvency or breach of this Agreement, PPM and/or PPM Physicians shall bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         any recourse against Members of HUMANA or persons other than HUMANA acting on their behalf for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection from Member for any non-covered service or Copayment amounts in accordance with the terms of the applicable Member health benefits contract and with the terms of this Agreement.

         27.2 PPM agrees and shall require PPM Physicians to agree that in the event of HUMANA's insolvency or other cessation of operations, benefits to Members will continue for the periods for which premiums have been paid and benefits to Members confined in an inpatient facility on the date of insolvency or other cessation of operations will continue until their discharge.

         27.3 PPM further agrees, and shall require PPM Physicians to agree that: (I) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of the Member, (II) this provision supersedes any oral or written contrary Agreement now existing or hereafter entered into between PPM Physicians, and Members or persons acting on their behalf and (III) this provision shall apply to PPM Physicians, and PPM shall obtain from such persons specific agreement to this provision.

         27.4 Any modification, addition or deletion to this Article 27 of the Agreement shall not become effective until after the Commissioner of Insurance has given HUMANA written notice of approval of such proposed changes, or such changes are deemed approved in accordance with State laws.

28.      MORE FAVORABLE AGREEMENTS

         If during the term of this Agreement, PPM enters into any contract or other arrangement under which the PPM renders and/or provides for the provision of medical services through its PPM Physicians at a discount, differential or other allowance which is more favorable than the payment method or rates set out in Attachment E, then the PPM shall notify HUMANA immediately, in accordance with Article 44, and HUMANA shall be entitled to such discount, differential or other allowance effective as of the effective date of such other contract or arrangement. This provision shall not apply to. medical services provided under any government program.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

29.      CONFLICT OF INTEREST

         29.1 PPM hereby represents and warrants that except as disclosed in Attachment G, PPM, including, all Principals of PPM, and PPM Physicians do not have an interest, directly or indirectly, as a partner, officer, member, director, including but not limited medical director, shareholder of more than five percent (5%) of the entity's outstanding shares, financial, business and/or medical advisor, employee or in any other employed, managerial, advisory, fiscal, ownership or control capacity, in any other health maintenance organization, prepaid health plan or similar entity providing prepaid health services, and/or any affiliated companies thereof, hereafter referred to as "Competitive Plan".

         29.2 PPM agrees that PPM has a continuing obligation to update any and all information in Attachment G and to notify HUMANA immediately of any changes herein.

30.      ACCESS TO INFORMATION

         30.1 Upon request, PPM agrees and shall require PPM Physicians to agree that HUMANA, or its designee, shall have reasonable access and an opportunity to thoroughly examine, during normal business hours, on at least twenty-four (24) hours' advance notice, or such shorter notice as may be imposed on HUMANA by a federal or state regulatory agency or accreditation organization, the facilities, books, records and operations of PPM, PPM Physicians or any related entity or organization, as they apply to obligations of PPM and/or PPM Physicians under this Agreement. Related entity or organization shall be defined as: (I) having influence or ownership or control and (II) either a financial relationship or a relationship for rendering of services. The purpose of this clause is to permit HUMANA the right to assure compliance by PPM and PPM Physicians of all financial, operational, quality assurance, credentialing, as well as all other obligations of PPM and PPM Physicians' under this Agreement and their continuing ability to meet such obligations. PPM shall require PPM Physicians to consent to such access as a condition of its agreement with PPM.

         30.2 Failure to comply with any request for access, by HUMANA or its agents, within seven (7) days of receipt of notification shall constitute a material breach of this Agreement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

31.      NEW PRODUCTS/PAYMENT MECHANISM

         During the term of this Agreement, HUMANA may develop/implement new products and/or payment mechanisms, from time to time. Should HUMANA elect to offer PPM such new product and/or payment mechanism, PPM shall be provided with thirty (30) days' written notice prior to the implementation of such new products or payment mechanisms. If PPM does not object to the implementation of such new product or payment mechanism within such thirty (30) day notice period, PPM shall be deemed to have accepted the new product or payment mechanism. In the event PPM objects to any such new product or payment mechanism, the parties Shall confer in good faith to reach agreement. If such agreement cannot be reached, such new product and/or payment mechanism shall not apply to this Agreement, and HUMANA may, at its sole discretion, terminate this Agreement upon ninety (90) days written notice to PPM. Further, in the event that such agreement is not reached, and HUMANA elects to continue this Agreement, PPM agrees to waive any non-compete or exclusivity arrangement between PPM and its independent contractor PPM Physicians, and that HUMANA, at its sole discretion, may negotiate contracts with the independent contractor PPM Physicians directly for such new product(s) or payment mechanism(s) upon fourteen (14) calendar days notice to PPM.

32.      ASSIGNMENT AND DELEGATION

         32.1 This Agreement is entered into to secure the services of PPM and PPM Physicians. Accordingly, any assignment by PPM and/or PPM Physicians of their interest under this Agreement shall require the prior written consent of HUMANA, which consent may be granted or denied in HUMANA's sole and complete discretion. As used in this paragraph, the term "assignment" shall also include a change of control in PPM and/or PPM Physician(s) by merger, consolidation, transfer or the sale of thirty-three percent (33%) or more stock or other ownership interest in PPM and/or PPM Physician(s). Any attempt by PPM and/or PPM Physician(s) to assign their interest under this Agreement without complying with the terms of this paragraph shall be void and of no effect, and HUMANA, at its option, may elect to terminate this Agreement without any further liability or obligation to PPM and/or PPM Physician(s). HUMANA may assign this Agreement in whole or in part to any purchaser of all or a substantial portion of the book of business in respect of which this Agreement is executed or to any affiliate of HUMANA, provided that the assignee agrees to assume HUMANA's obligations under this Agreement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         32.2 Should HUMANA consent to an assignment or delegation of all or any portion of PPM or PPM Physicians obligations under this Agreement, the assignee, as a condition precedent to HUMANA's consent to assignment, shall comply with all the terms and conditions of this Agreement through the term of this Agreement in force at the time of the proposed assignment plus one (1) additional year.

33.      TERM AND TERMINATION OF AGREEMENT

         This Agreement shall be effective only if and when HUMANA separately has notified PPM of its acceptance of PPM Physicians' applications. The term of this Agreement and provisions for its termination are outlined in Attachment F.

34.      COMPLIANCE WITH REGULATORY REQUIREMENT

         34.1 PPM acknowledges, understands and agrees that this Agreement is subject to the review and approval of federal and applicable state regulatory agencies. Any modification of this Agreement requested by the agency(ies) shall be incorporated as provided in Article 35 of this Agreement.

         34.2 PPM Physicians shall be bound by and comply with the provisions of applicable state and federal laws, rules and regulations. HUMANA may terminate this Agreement immediately as to any individual PPM Physician, in the event that a PPM Physician violates any of the provisions of applicable state and federal laws, rules and regulations or commits any act or engages in any conduct for which his/her medical license is revoked or suspended, or otherwise is restricted by any state licensing or certification agency by which the PPM Physician is licensed, or is otherwise disciplined by such agency, department or any professional organization of physicians.

         34.3 PPM agrees to be bound by and. comply with the provisions of applicable state and federal laws, rules and regulations. If PPM violates any of the provisions of applicable state and federal laws, rules or regulations or commits any act or engages in any conduct prohibited by any state licensing or certification agency HUMANA may terminate this Agreement immediately.

35.      SEVERABILITY

         If any part of this Agreement should be determined to be invalid, unenforceable, or contrary to law or professional ethics, that part shall be reformed, if possible, to

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         conform to law and ethics, and N reformation is not possible, that part shall be deleted, and the other parts of this Agreement shall remain fully effective.

36.      NOTIFICATION OF IMPAIRMENT

         36.1 PPM shall notify HUMANA, and shall require PPM Physicians to notify HUMANA immediately at any time if PPM and/or PPM Physician(s):
         (I) makes a general assignment for the benefit of its creditors; (II) becomes unable to pay its debts when due; (III) files a petition in bankruptcy, whether voluntary or involuntary and/or (IV) otherwise is impaired financially and is unable to perform its duties hereunder.

         36.2 HUMANA shall notify PPM immediately at any time if HUMANA: (I) makes an assignment for the benefit of its creditors; (Ii) becomes unable to pay its debts when due; (III) files a petition in bankruptcy, whether voluntary or Involuntary and/or (IV) is otherwise impaired financially and is unable to perform its duties hereunder.

37.      RIGHT TO CONTRACT

         37.1 PPM agrees that HUMANA shall be entitled to enter into contract negotiations with PPM Physicians and that PPM Physicians shall be entitled to enter into contracts with HUMANA for the direct provision of services to Members, and that PPM hereby agrees that any covenant not to compete or exclusivity arrangement between PPM and PPM Physicians as it relates to HUMANA, is waived: (I) at the election of PPM Physician; or (II) upon dissolution of PPM; or (III) in the event of notice of termination of this Agreement.

         37.2 Further, PPM agrees that HUMANA may enter into contract negotiations with PPM Physicians at any time for the provision of medical services to HUMANA Members not covered under this Agreement.

         37.3 Notwithstanding anything to the contrary outlined above, this
         Article 37 shall apply to PPM Physicians directly employed or whose practices are owned by PPM only in the event such PPM Physician(s) terminate their employment with PPM regardless of the cause giving rise to such termination.

38.      INFORMATION

         Subject to applicable legal limitations, PPM and HUMANA mutually agree to share information necessary for the parties to meet their obligations under this Agreement,

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         including but not limited to financial arrangements the parties may have with other health care providers and claims data regarding the provision of services to HUMANA Members covered under this Agreement. The parties agree that any such information shared shall be held in strict confidence and shall not be disclosed to any third party without the express written consent of the other party, except in response to a valid court order or when disclosure is required by a government agency.

39.      NON-COMPETE

         39.1 During the term of this Agreement and for the one (1) year period following termination of this Agreement, regardless of the cause giving rise to such termination, PPM agrees and shall require PPM Physicians to agree that it is in their respective legitimate business interests to enter into the following restrictive covenants, such interests being the preservation and fostering of goodwill and the substantial business and other relationships the parties have with their respective Members, customers, providers, patients and others. Therefore, the parties agree to the following:

         39.1.1 PPM agrees and shall require PPM Physicians to agree not to, directly or indirectly: (I) engage in any activities which are in competition with HUMANA's comprehensive health insurance, health maintenance organization or comprehensive benefits plans business, including but not limited to obtaining a license to become a managed health care plan offering HMO or POS products; or (II) acquire, manage, establish or otherwise have any direct or indirect interest in any provider sponsored organization or network (such organization or network commonly and hereinafter referred to as a "PSN"), as now or in the future defined or authorized by HCFA or any other federal or state agency or enabling legislation or regulation, for the purpose of administering, developing, implementing or selling Medicare, Medicaid or other government sponsored heath insurance or benefit plans; or
         (III) contract or affiliate with another party which is a licensed managed care organization, where such affiliation or contract is for the purpose of offering and sponsoring HMO or POS products, and where PPM and/or PPM Physicians obtain an ownership interest in the HMO or POS managed health care product to be marketed and (IV) not to enter into agreements with other managed care entities and/or insurance companies and/or provider sponsored networks/organizations for the provision of health care services to Medicare HMO, Medicare POS and/or other Medicare replacement patients, at the same office sites where services are to be provided to HUMANA Members and as listed in Attachment C of this Agreement or at other office sites within a five
         (5) mile radius of said office sites listed in

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         Attachment C. Notwithstanding the above, should PPM offer and/or contract or affiliate with another party for the purpose of sponsoring HMO or POS managed health care products at any of Its locations, HUMANA, at Its sale discretion, may terminate this Agreement upon ninety (90) days notice to PPM.

40.      PATIENT SELF DETERMINATION ACT

         The PPM and PPM Physicians acknowledge and agree to comply with the laws of Florida respecting advance directives as defined in the Patient Self Determination Act (P.L. 101-508). An advance directive, being for example a living will or a durable power of attorney in which an individual makes decisions concerning his/her medical care, including the right to accept or refuse medical or surgical treatment.

41.      RIGHT TO INJUNCTION

         In the event of an actual or threatened breach of this Agreement, HUMANA shall be entitled to an injunction enforcing this Agreement in addition to all other remedies available at law.

42.      GOVERNING LAW

         42.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. In the event of a conflict between the terms of this Agreement and the terms of any PPM and/or PPM Physician agreement, the terms of this Agreement shall control.

         42.2 Further, PPM acknowledges and agrees and shall require PPM Physicians to acknowledge and agree that in the event of any conflict between PPM subcontracts with PPM Physicians and state and federal laws, rules and regulations to which HUMANA is subject, such state and federal laws, rules and regulations shall control.

43.      WAIVER

         Waiver, whether expressed or implied, of any breach of any provision of this Agreement shall not be deemed to be a waiver of any other provision or a waiver of any subsequent or continuing breach of the same provision. In addition, waiver of one of the remedies available to either party in the event of a default or breach of this Agreement by the other party, shall not at any time be deemed a waiver of

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         a party's right to elect such remedy(ies) at any subsequent time if a condition of default continues or recurs.

44.      NOTICES

         Any notices, requests, demands or other communications, except notices of changes in policies and procedures pursuant to Article 7, required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given: (I) on the date of personal delivery or (II) provided such notice, request, demand or other communication is received by the party to which it is addressed in the ordinary course of delivery: (1) on the third day following deposit in the United States mail, postage prepaid, by certified mail, return receipt requested, (ii) on the date of transmission by telegram, cable, telex or facsimile transmission or (iii) on the date following delivery to a nationally recognized overnight courier service, each addressed to the other party at the address set forth below their respective signatures to this Agreement, or to such other person or entity as either party shall designate by written notice to the other in accordance herewith. Unless a notice specifically limits its scope, notice to any one party included In the term "HUMANA" or "PPM" shall constitute notice to all parties included in the respective terms.

45.      CONFIDENTIALITY

         PPM agrees to maintain in strict confidence the contents of this Agreement and any information regarding any dispute arising out of this Agreement, and agree not to disclose the contents of this Agreement or information regarding any dispute arising out of this Agreement to any third party without the express written consent of HUMANA, except pursuant to a valid court order, or when disclosure is required by a governmental agency. Notwithstanding anything to the contrary herein, the parties acknowledge and agree that PPM Physicians may discuss the reimbursement methodology included herein with Members requesting such information.

46.      COUNTERPARTS AND HEADINGS

         46.1 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

         46.2 The headings in this Agreement are for reference purposes only and shall not constitute a part hereof.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

47.      INCORPORATION OF ATTACHMENTS

         Attachments A, B, C, D, E, F, G, H, I, J and K are incorporated herein by reference and made a part of this Agreement.

48.      FORCE MAJEURE

         No party to this Agreement shall be deemed to breach its obligations under this Agreement if that party's failure to perform under the terms of this Agreement is due to any act of God, riot, war or natural disaster.

49.      ENTIRE AGREEMENT

         This Agreement, including the Cover Sheet, Manual, the Attachments and Amendments hereto and the documents incorporated herein, constitutes the entire agreement between HUMANA and PPM with respect to the subject matter hereof, and it supersedes any other agreement, oral or written, between HUMANA and PPM.

50.      MODIFICATION OF THIS AGREEMENT

         PPM acknowledges and agrees and shall require PPM Physicians to acknowledge and agree that this Agreement may be amended or modified in writing as mutually agreed upon by the parties. In addition, HUMANA may modify or amend this Agreement upon thirty (30) days written notice to PPM and, if applicable, the compensation rates identified herein shall be adjusted accordingly. Failure of PPM to object to such modification during the thirty (30) day notice period shall constitute acceptance of such modification. If PPM objects to such modification or amendment, notwithstanding any provision in this Agreement to the contrary, HUMANA may terminate this Agreement upon ninety (90) days written notice to PPM.

IN WITNESS WHEREOF, the parties have the authority necessary to bind the entities identified herein and have executed this Agreement to be effective as of this 1st day of January, 2000, thereafter known as "Effective Date". It is provided, however, that

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

HUMANA's execution of this Agreement shall not constitute the acceptance required to make this Agreement effective pursuant to Article 8.

HUMANA                                     PPM


By:____________________________            By:______________________________

Print Name:____________________            Print Name:______________________

Title:_________________________            Title:___________________________

Date:__________________________            Date:____________________________


Address for Notice:                        Address for Notice:
Humana, Inc.                               MetCare of Florida, Inc.
780 West Granada Blvd.                     5100 Town Center Cr., #560
Ormond Beach, FL 32174                     Boca Raton, FL 33486


COPY TO:
Humana Inc.
500 West Main Street
Louisville, KY 40201
Att.: Law Department

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               LIST OF ATTACHMENTS

A.       Ownership Disclosure Form

B.       PPM Product Participation List

C.       List of PPM Physician Locations

D.       PPM Physician Responsibilities

E.       PPM and PPM Physician Reimbursement

F.       Term and Termination of Agreement

G.       Conflict of Interest Disclosure Form

H.       Copy of Sample PPM Physician Letter of Agreement

I.       Sample Copy of Existing Agreement between PPM and PPM Physicians

J.       PPM Guarantee

K.       Shared Delegation of Utilization Management

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT A

                            OWNERSHIP DISCLOSURE FORM

PPM

                            METCARE OF FLORIDA, INC.
-------------------------------------------------------------------------------
            (Must be identical to the name shown on the Cover Sheet)

STATUS:           ____     Sole Proprietorship

                  ____     Professional Association

                  ____     Partnership or Limited Liability Company

                  ____     Corporation

List names and addresses of all Principals and indicate percent ownership, if applicable, ("Principal" means any shareholder, officer, director, partner, joint venturer or anyone else having an ownership in or managerial control over PPM. Attach additional sheets if necessary).

                  ------------------------------------------------

                  ------------------------------------------------

                  ------------------------------------------------


                  ------------------------------------------------

                  ------------------------------------------------

                  ------------------------------------------------


                  ------------------------------------------------

                  ------------------------------------------------

                  ------------------------------------------------


                  ------------------------------------------------

                  ------------------------------------------------

                  ------------------------------------------------

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT B

                         PPM PRODUCT PARTICIPATION LIST

PPM and PPM Physicians agree to participate in all of the following health care benefit plans and agree to accept the terms and conditions set forth in this Agreement as they apply to such health care benefit plans.

HEALTH CARE BENEFIT PLAN

Commercial HMO Plans

Commercial POS Plans

Commercial Freedom Plans

Commercial Freedom Plus Plans

Medicare HMO Plans

Medicare POS Plans

Humana Family Medicaid Plans

Commercial PPO Plans                                 (Not Applicable)

Medicare Supplement/Select Plans                     (Not Applicable)

Other Medicare Plans                                 (Not Applicable)

ASO Plans                                            (Not Applicable)

Indemnity Plans                                      (Not Applicable)

CHAMPUS TRICARE Plans                                (Not Applicable)

Workers' Compensation Plans                          (Not Applicable)

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT C

                         LIST OF PPM PHYSICIAN LOCATIONS

                             (To be provided by PPM)

The following is a list of the PPM Physicians, and any Physician Extenders as applicable, including address, phone number, tax identification numbers, contact person, area of specialty and office hours, and area hospitals where PPM Physician(s) have admitting privileges and the corresponding hospital privilege category, who will be providing services to HUMANA Members' under this Agreement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT D

                         PPM PHYSICIAN RESPONSIBILITIES

A:       COVERED SERVICES

For Members under health benefit plans offered, underwritten or administered by HUMANA, PPM Physicians shall provide all available medical services according to their medical practice, including but not limited to emergency care, offered by PPM Physicians to Members. PPM or PPM Physicians, as applicable, shall be compensated for the provision of Covered Services as specified in Attachment E of this Agreement.

PPM shall require PPM Physicians to be responsible twenty-four (24) hours a day, seven (7) days a week for providing or arranging for all Covered Services for Members, including but not limited to prescribing, directing and authorizing all urgent and emergency care for Members.

PPM shall provide and/or shall require PPM Physicians to provide to HUMANA upon request a written description of PPM Physicians' arrangements for emergency and urgent care and service coverage in the event of PPM Physician unavailability due to vacation, illness or after hours. PPM shall ensure that all physicians providing coverage are contracted and credentialed physicians with HUMANA. PPM will ensure that all physicians providing coverage render services under the same terms and conditions and in compliance with all provisions of this Agreement. Compensation to physicians for "on call" coverage will be the responsibility of PPM.

in the event that emergency and urgent care services are needed by Member outside the service area, PPM shall require PPM Physicians to monitor and authorize the out-of-area care and to provide direct care as soon as the Member is able to return to the service area for treatment without medically harmful or injurious consequences.

In the event that this Agreement is terminated for whatever reason, PPM shall require PPM Physicians to continue Member(s)' course of treatment, including but not limited to medication therapy, until the Member(s) has been evaluated by a new Participating Provider and the new Participating Provider has had a reasonable opportunity to review or modify Member(s)' course of treatment.

Covered Services shall include but not be limited necessarily to: medical and surgical services, including anesthesia; diagnostic tests and procedures that are a part of treatment; other services ordinarily furnished in the physician office, such as x-rays ordered

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT D (con't)

as part of treatment; services of the physician's office nurse(s); drugs and biologicals that cannot be self-administered; transfusions of blood and blood components and medical supplies. The applicable Commercial Member's health benefits contract shall be the document looked to for the description and definition of Covered Services for Commercial HMO Members, and the Medicare HMO Member's Handbook shall be the document looked to for the description and definition of Covered Services for Medicare HMO Members. Should HUMANA offer supplemental benefits not covered in the Medicare Member Handbook, HUMANA agrees to provide documentation to PPM of such supplemental benefits.

Additionally, PPM shall require each individual PPM Physician to agree that in the event this Agreement is terminated, or PPM is determined invalid under any applicable state or federal law, either through governmental edict or judgement in a court of law, or in the event that PPM is dissolved for whatever reason, PPM Physicians shall continue to provide medical services under the terms and conditions of this Agreement and HUMANA agrees to continue to pay PPM Physicians in accordance with the payment arrangements stated in Attachment E of this Agreement, for a period of sixty (60) days after notice, during which time a new physician agreement may be negotiated between HUMANA and the individual PPM Physicians.

B:       PANELS

PPM shall ensure that the appointment availability standards set forth in the Manual are met by PPM Physicians. PPM further agrees that these standards may be changed from time to time by HUMANA. In the event of such change, HUMANA agrees to provide PPM with thirty (30) days written notice of such change.

PPM shall ensure that a sufficient number of PPM Physicians, both primary and specialist Physicians, are available to provide coverage to meet the above outlined appointment availability standards and as required by HUMANA. PPM acknowledges and agrees that all such PPM Physicians shall agree to abide by all of the terms and conditions, of this Agreement.

C:       PHYSICIAN EXTENDERS

PPM agrees and shall require PPM Physicians to agree that in the event that PPM and/or any PPM PHYSICIAN employs or subcontracts or utilizes the services of a physician

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT D (con't)

extender, meaning a physician assistant, advanced registered nurse practitioner, or certified nurse midwife, who will be providing services to HUMANA

Members under the supervision of PPM Physicians, PPM shall and/or shall require PPM Physicians to notify HUMANA in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician extenders are employed or subcontracted with PPM and/or PPM Physicians, and the specific services that such physician extenders will be performing, prior to the provision of services to any HUMANA Member.

Further, PPM agrees and shall require PPM Physicians to agree that PPM and/or PPM Physicians, as applicable, shall ensure that such physician extenders obtain and maintain for the term of this Agreement adequate professional liability insurance coverage and all applicable licensure and certification required by law or HUMANA. PPM shall and/or shall require PPM Physicians to provide evidence of such insurance coverage prior to execution of this Agreement and upon request at any time. during the term of this Agreement.

PPM acknowledges and agrees that HUMANA retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to HUMANA Members.

D:       SPECIFIC REFERRALS

PPM acknowledges and agrees and shall require PPM Physicians to acknowledge and agree that certain referrals are required to be made to specific providers designated by HUMANA. The cost for such specific referrals shall be expensed against the appropriate fund as described in Attachment E. These specific referral providers include but are not limited to:

SERVICES                                VENDOR ENTITY
--------                                -------------

Laboratory                              Not Applicable
Mental Health                           Magellan
Vision                                  Cole Managed Vision
Dental                                  T.D.C.
Chiropractic                            DPSC
Podiatry                                CD Health Services
Pharmacy                                Participating Pharmacies as well as
                                        their own, or Contracted Pharmacy

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT D (con't)


PPM further acknowledges. and agrees that such specific providers may be changed or added to upon written notice by HUMANA to PPM.

E:       DISEASE MANAGEMENT PROGRAMS

PPM agrees and shall require PPM Physicians to agree to participate in HUMANA's Disease/Case Management and Transplant Management Programs as they are developed and implemented. The cost of such programs shall be expensed against the Part B Funds.

F:       HUMANA FIRST

PPM agrees and shall require PPM Physicians to agree to participate in HUMANA's twenty-four (24) hour nurse call program - HumanaFirst. The cost for this program will be expensed against the Part B Funds.

G:       HUMANA HIMS PROGRAMS

PPM agrees and shall require PPM Physicians to agree to participate in HUMANA's Hospital Inpatient Management Systems ("HIMS") programs as they are developed and implemented. The cost for such programs shall be expensed against the Part B Funds.

H:       HEALTH IMPROVEMENT STUDIES

PPM agrees and shall require PPM Physicians to agree to participate in HUMANA's health improvement studies as they are developed and implemented.'

I.       QUALITY IMPROVEMENT ACTIVITIES

PPM agrees and shall require PPM Physicians to agree to cooperate with HUMANA's quality improvement activities and upon request by HUMANA to participate in HUMANA's quality improvement activities as they are developed and implemented.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT D (con't)

J:       SERVICES TO BE PROVIDED TO MEMBERS ASSIGNED TO PPM PRIMARY
         CARE PHYSICIANS

PPM agrees to require PPM Primary Ca re Physicians to provide or arrange for Covered Services to Members who have selected and then been assigned to PPM Primary Care Physicians. PPM will require PPM Primary Care Physicians to accept new Members who are assigned to PPM Physicians without discrimination or screening of such Members based on their health status. PPM further agrees to require PPM Primary Care Physicians to agree not to close their practices to new Members until such time as PPM and/or PPM Primary Care Physician has reasonably demonstrated to HUMANA, that PPM Primary Care Physician has no additional capacity for new Members. PPM and PPM Primary Care Physician acknowledge and agree that any closure of an PPM Physician's practice to new patents shall be subject to the terms and conditions of Article 13 of this Agreement.

PPM SHALL REQUIRE PPM PRIMARY CARE PHYSICIANS TO PROVIDE PRIMARY CARE SERVICES, INCLUDING BUT NOT LIMITED TO THOSE OUTLINED BELOW, TO MEMBERS.

         Routine office visits (including after hours office visits which can be arranged with other PPM Physicians and with HUMANA's approval) and related services of PPM Physicians and other PPM Providers rendered in the PPM Primary Care Physicians, office, including evaluation, diagnosis and treatment of illness and injury.

         Visits and examinations, including consultation time and personal attendance with the patient, during confinement in a hospital, skilled nursing facility or extended care facility.

         Pediatric and adult immunizations and TB skin testing in accordance with accepted medical practice.

         Administration of injections, including injectibles for which a separate charge is not routinely made.

         Initial care at birth and well-child care for pediatric Members.

         Periodic health appraisal examinations including all routine test performed in PPM Primary Care Physician(s)' office.

         Eye and ear screening for children through age seventeen (17) to determine the need for vision or hearing correction.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT D (con't)

         The routine diagnostic laboratory tests under primary care responsibilities shall include but not be limited to: Urinalysis, Serum Glucose, CBC (or any portion thereof), Occult Blood, Gram Stains and Pregnancy Tests.

         Miscellaneous supplies related to treatment in PPM Primary Care Physician's office, including gauze, tape, band-aids and other routine medical supplies.

         Patient health education services and referrals as appropriate, including informational and personal health patterns, appropriate use of health care services, family planning, adoption and other educational and referral services, but not the cost of such referral services.

         Telephone consultations with other physicians and Members.

         Other Primary Care services as defined normal practice for primary care physicians, including but not limited to all diagnostic laboratory, electro diagnostic or radiology services ("Diagnostic Services") provided by PPM Primary Care Physicians.

K:       SERVICES TO BE PROVIDED BY PPM SPECIALIST PHYSICIANS

For Members under health benefit or health contracts offered, underwritten or administered by HUMANA, PPM Physicians shall provide all available medical services according to their medical specialty practice, including but not limited to emergency care, offered by PPM Physicians to Members without discrimination or screening of such Members based on health status. PPM or PPM Physicians, as applicable, shall be compensated for the provision of Covered Services as specified in Attachment E of this Agreement.

L:       SERVICES TO BE PROVIDED TO MEMBERS NOT ASSIGNED TO PPM
         PRIMARY CARE PHYSICIANS

For Members under health benefit or health care contracts offered, underwritten or administered by HUMANA where Members are not assigned to a primary care provider, PPM shall require PPM Physicians to agree to provide all available medical services, including but not limited to emergency care, offered by PPM Physicians to such Members without discrimination or screening of such Members based on health status. PPM or PPM Physicians, as applicable, shall be compensated for the provision of Covered Services as specified in Attachment E of this Agreement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT E

                       PPM AND PPM PHYSICIAN REIMBURSEMENT

I:       PAYMENT FOR MEMBERS ASSIGNED TO PPM PRIMARY CARE PHYSICIANS

A:       PAYMENT AND FUNDING ARRANGEMENTS

HUMANA agrees to pay PPM or PPM Physician(s) for Covered Services provided to Members who have been assigned to PPM Primary Care Physicians according to the payment arrangement set forth below. PPM agrees and shall require PPM Physicians to agree that the payment arrangements and rates set out in below and as further identified below shall apply for Covered Services rendered to HUMANA Members. The following table sets out the risk shared between HUMANA and PPM of any surplus/deficit in the Funds.

                                    TABLE E-1


                                                    Payment                               Part A           Part 8
                                                   Allocated                            Fund Split         Fund Split
                                                    To PPM*                            PPM/HUMANA*         PPM/HUMANA
                                                   ---------                            ----------         ----------
PRODUCT

Medicare HMO                    * of the average Medicare HMO
                                premium based on the income HUMANA                          *                   *
                                collects from HCFA.

Medicare POS                    * of the average Medicare HMO
                                premium based on the income HUMANA                          *                   *
                                collects from HCFA.

Commercial HMO                  Commercial cap tables, based on a                           *                   *
                                market average of $* PMPM.

Commercial POS                  Commercial cap tables, based on a                           *                   *
                                market average of $* PMPM



* The Confidential Portion has been so omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)



                                                  Total % of                              Part A                  Part 13
                                                  Fund Split                            Fund Split               Fund Split
                                                  PPM/HUMANA*                           PPM/HUMANA*              PPM/HUMANA
                                                  -----------                           -----------              ----------
Humana Family-                  * of the overall adjustrnent that is
Medicaid                        actually received for Volusia/Flagler
                                Medicaid members as defined by                               *                       *
                                Medicaid.

Medicare Member                 * of the average income received by                          *                       *
Institutionalized               HUMANA from HCFA for
                                institutionalized members.



* Percentage of surplus or deficit allocated to PPM/HUMANA as described herein.

B:       BENEFIT CHANGES

In the event HUMANA changes the benefits offered under HUMANA's health care benefit plans, all payments, allocations, fundings and tables established or provided for under this Attachment E shall be increased or decreased as may be required in order to directly reflect the actuarial change.

C:       FUND DESCRIPTIONS

1.       PART A FUND

A Part A Fund shall be established which will consist of the "Part A Revenue" and "Part A Expenses". The fund shall be calculated as follows:

Part A Fund Revenue

Part A revenue shall consist of amounts equal to the funding by age/sex category as listed in Exhibit E-1 for Commercial Members, Exhibit E-2 for Medicare Members, and Exhibit E-3 for Medicaid Members for each product covered under this Agreement, multiplied by the number of Members assigned to PPM Primary Care Physicians in each category covered under this Agreement. Such amounts shall be credited to the Part A Fund as "Part A Revenue".

* The Confidential Portion has been so omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)

Part A Fund Expenses

Part A Fund Expenses shall consist of amounts equal to the claims and/or capitation paid to providers by HUMANA for Covered Services provided to Members assigned to PPM Primary Care Physicians, plus an actuarially determined amount for claims incurred but not reported or paid (IBNR) calculated by HUMANA for Part A Expenses.

Part A Expenses include, but are not limited to, costs identified for inpatient hospital medical and surgical services, inpatient hospital psychiatric services, [selected outpatient surgery procedures at HUMANA contracted facilities], skilled nursing home services, home health care services, and the cost of stop-loss coverage if provided by HUMANA. Part A Expenses also include the cost of other Covered Services or costs which may be determined to be Part A Expenses by HUMANA in the normal course of business or as may be determined or defined by HCFA as a Part A Covered Service or as otherwise defined in Exhibit E-4.

2.       PART B FUND

A Part B Fund shall be established to pay for Part B Expenses. The fund shall be calculated as follows:

PART B FUND REVENUE

Part B Fund Revenue shall consist of amounts equal to the funding by age/sex category as listed in Exhibit E-1 for Commercial Members, Exhibit E-2 for Medicare Members, and Exhibit E-3 for Medicaid Members for each product covered under this Agreement multiplied by the number of Members assigned to PPM Primary Care Physicians in each category covered under the Agreement. Such amounts shall be credited to the Part B Fund as "Part B Revenue". The funding in Exhibits E-1, E-2, and E-3 is LESS amounts that may be paid by HUMANA to PPM Primary Care Physicians as a primary care capitation.

PART B FUND EXPENSES

Part B Fund Expenses shall consist of amounts equal to the claims and/or capitation paid to providers by HUMANA for Covered Services provided to Members assigned to PPM Primary Care Physicians, plus an actuarially determined amount for claims incurred but not reported or paid (IBNR) calculated by HUMANA for Part B Expenses.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)

Part B Expenses are all costs for Covered Services not defined as Part A Expenses. Part B Expenses include, but may not be limited to, hospital based physician fees, specialists fees, hospital outpatient services, costs for applicable disease management programs and the cost for stop-loss coverage if provided by HUMANA. Part B Expenses also include the cost of other Covered Services or costs which may be determined to be Part B Expenses by HUMANA in the normal course of business or as may be determined or defined by HCFA to be a Part B Covered Service or as otherwise defined in Exhibit 4.

Payment for Primary Care Physician Services - Capitation

PPM agrees and shall require PPM Primary Care Physicians to agree to accept as payment in full a primary care capitation payment which will be mailed to PPM for medical services on or about the 15th day of each month. The capitation shall be based on an mutually agreed upon amount on an actuarial equivalent, age/sex basis allocated for primary care services as outlined in Attachment D. The primary care capitation shall be derived as defined in "Part B Fund Revenue" above. PPM represents and warrants that PPM is solely responsible for the payment of the capitation amounts to PPM Primary Care Physicians for Covered Services rendered to Members assigned to PPM Primary Care Physicians for which the PPM has received a capitation payment and further that PPM Physicians shall look solely to PPM for any and all compensation for such services.

Payment for PPM Specialist Physician Services

PPM agrees and shall require PPM Specialty Physicians to agree to accept as payment in full HUMANA's Fee Schedule, or HUMANA's or PPM's Capitation Payment as applicable, or PPM Physician's usual and customary charges, whichever is less, less any Copayments owed by the Member, for Covered Services provided to Members. Such cost of PPM Physician Specialist capitation or fee-for-service reimbursement will be expensed against the Part B Fund as described above.

3.       Stop-Loss Coverage

HUMANA shall provide and maintain a Stop-Loss program, at PPM expense, providing protection against excessive Medically Necessary Part A and Part B costs for Members as required by any applicable state or federal laws, rules and regulations.

4.       Settlement, Reconciliation and Distribution of Funds

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)

The aforementioned Funds shall be settled and reconciled as follows:

SETTLEMENT: HUMANA will establish a PPM Settlement Fund for the purpose of settlement of the aforementioned Funds for all lines of business. All Funds for all lines of business (surplus/deficit) will be netted to arrive at a Settlement Fund Balance.

At the close of each [calendar year] quarter, any Part A and/or Part B Fund surpluses shall be netted by any Part A and/or Part B Fund deficits for each applicable product covered under this Agreement to arrive at the net balance in accordance with Table E-1 above.

RECONCILIATION OF PPM SETTLEMENT FUND: At the end of each month in the Accounting Period, beginning with the seventh (7th) month, settlement will be calculated based on the reconciliation and distribution of Funds. The calculation shall be cumulative but will not include activity for the most recent six (6) months. Accounting Period is defined as a calendar year or lesser number of months as designated by HUMANA. A final reconciliation of and distribution from all Funds will occur six (6) months after the end of each Accounting Period. However the above referenced three month reconciliation and distributions will continue quarterly regardless of completion of the annual final settlement. Prior to the distribution of monies from any of the Funds, an actuarially justified reserve for incurred but not reported or paid (IBNR) claim costs will be calculated by HUMANA and such IBNR amounts will be held in the Funds. All claims incurred during an Accounting Period but received. and processed after the final reconciliation of all Funds for such Accounting Period will be paid from the next Accounting Period Funds.

Distribution of Settlement Fund is outlined in Table E-1 above.

Any surplus amounts in the PPM Settlement Fund will be distributed to PPM. Any deficit amount in the PPM Settlement Fund will be billed to the PPM and if not paid within thirty (30) days of invoice receipt will be offset against future PPM payments. Upon termination, final reconciliation of the amounts funded and claims satisfied will be made six (6) months following the end of the Accounting Period. PPM will be responsible for deficits in the PPM's Settlement Fund, and shall reimburse HUMANA the amount of any such deficits within thirty (30) days of receipt of notice of such deficits. If PPM's Settlement Fund has a positive balance, the balance will be distributed to PPM within thirty (30) days after such final settlement.

Notwithstanding anything to the contrary in this Agreement, PPM has the right to dispute only that portion of the settlement amount distributed that is applicable to claims contested

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)

in accordance with Section 22.3 of this Agreement for a period of up to forty-five (45) calendar days from receipt of such settlement calculation. Regardless of any dispute, HUMANA agrees to pay any undisputed settlement surplus amounts within forty-five (45) days of the settlement calculation identified above and PPM agrees to pay any undisputed settlement deficits amounts to HUMANA within forty-five (45) days of the settlement calculation above. In the event of such dispute, the parties agree to work toward a mutually agreeable resolution. PPM shall provide at a minimum, in a clear and acceptable format, the following information if the PPM contests the settlement distribution as set out herein: Date and amount of the settlement distribution, the time period covered by the settlement distribution, the allegedly correct settlement amount, and a brief explanation of the basis for the contestation. HUMANA will review such contestation(s) and respond to the PPM in writing within sixty (60) days of the date of receipt by HUMANA of such contestation. The parties acknowledge and agree that HUMANA's decision on this matter will be final. In the event HUMANA's review of a contestation results in HUMANA's identification of the need to readjudicate identified claim(s), such amounts recovered will be credited to the applicable PPM Fund when such readjudication by HUMANA is complete. However, PPM agrees to pay to HUMANA any deficits identified in HUMANA's review of the contestation within thirty (30) days of receipt of HUMANA's written response to the contestation identified above. Failure to contest the amount of any settlement distribution within the time specified above shall result in the waiver of PPM's right to contest such settlement amount distributed.

Additionally, PPM acknowledges and agrees that if the PPM Settlement Fund results in a deficit for any two consecutive interim and/or final settlement periods, HUMANA may adjust the amounts funded to ensure against future deficits that may occur.

5.       Method of Calculation

Personnel from HUMANA will be available to PPM to explain the methodology employed in any calculation permitted or required hereunder. In addition, the Manual contains general principals to be employed in calculations and illustrative examples. The parties understand that the method of calculation may change if that is necessary to make the results more accurate.

II.      REIMBURSEMENT FOR MEMBERS NOT ASSIGNED TO PPM PRIMARY CARE
         PHYSICIANS

A.       MEDICARE SUPPLEMENT AND MEDICARE SELECT BENEFIT PLANS

As of the Effective Date of this Agreement PPM agrees and shall require PPM Physicians to agree to bill Medicare or its intermediary the Medicare Allowable fees or the PPM Physician's Medicare profile, whichever is less, for services

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)

covered under HUMANA's Medicare Supplement or Medicare Select benefit plans which supplements the basic Medicare coverage, rendered to Members. HUMANA will pay Not Applicable percent (N)A%) of the difference between Medicare payable and the actual payment due from Medicare or its intermediary, less any Copayments due from Member.

B.       MEDICARE PLANS

For non-assigned Members covered under HUMANA's Medicare Plans, PPM agrees and shall require PPM Physicians to agree to accept as payment in full Not Applicable percent (N/A%) of HUMANA's Medicare fee schedule, or PPM Physician's usual and customary charges, whichever is less, less any Copayments due from Member, for Covered Services provided to those Members.

C.       HUMANA WORKERS' COMPENSATION PLANS

PPM agrees and shall require PPM Physicians to agree to obtain all certifications or licensure required by state or federal law as a prerequisite to participation in a Workers' Compensation Product prior to the provision of services to HUMANA's Workers' Compensation Members. Further, PPM agrees and shall require PPM Physicians to ' agree to comply with all document and administrative requirements provided for under the Florida Workers" Compensation laws, rules and regulations., and further to cooperate with HUMANA's Workers' Compensation Nurse Case Managers.

PPM agrees and shall require PPM Physicians to agree to accept as payment in full, for Covered Physician Services rendered to Members of any HUMANA Workers' Compensation managed care arrangements Not Applicable percent ( N/A%) of the Florida Workers' Compensation fee schedule, or HUMANA's Fee Schedule, or PPM Physician's usual and customary charges, whichever is less, less any applicable Copayments due from such Members.

D.       ALL OTHER PLANS

As of the Effective Date of this Agreement, for those Members who are under health benefit or health care contracts offered, underwritten, or administered by HUMANA, where Member is not assigned to PPM Physicians, PPM agrees and shall

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)

require PPM Physicians to agree to accept as payment in full from HUMANA, NOT APPLICABLE percent (N/A%) of HUMANA's Fee Schedule, or PPM Physician's usual and customary charges, whichever is less, less any Copayments due from such Members, for Covered Services .provided to Members.

III.     CHAMPUS TRICARE PROGRAM MEMBERS.

PPM agrees and shall require PPM Physicians to agree to care for CHAMPUS Members, and active duty military personnel, without discrimination and in the same manner as care provided to PPM Physicians' other patients.

PPM further agrees and shall require PPM Physicians to further agree to comply with all CHAMPUS managed care support policies and procedures and to become CHAMPUS certified. Such CHAMPUS policies and procedures are set forth in the Provider Handbook which is hereby incorporated by reference and made a part of this Agreement.

PPM agrees and shall require PPM Physicians to agree to be a member of the HUMANA CHAMPUS Network.

PPM Physicians licensed in Family Practice, Internal Medicine and/or Pediatrics are considered Primary Care Managers, (P.C.M.). P.C.M. responsibilities are outlined in the Provider Handbook.

PPM agrees and shall require PPM Physicians to agree that medical records related to CHAMPUS Members, and active duty military personnel, under PPM Physicians care shall include a release which designates the Military Hospital Commander, or the referring primary care physician, as the receiving part of the medical record, upon proper request.

As of the effective date of this Agreement, PPM agrees and shall require PPM Physicians to agree to accept NOT APPLICABLE percent (N/A%) of CHAMPUS Maximum Fee Schedule, less any applicable Copayment, deductible, or cost-share amount due from the CHAMPUS Member, as payment in full for Covered Services provided to CHAMPUS Members, and active duty military personnel.

Further, PPM agrees and shall require PPM Physicians to agree to accept Medicare assignment, less any applicable Copayments, deductibles, and/or cost-share amounts due from CHAMPUS eligible Members for Covered Services provided to CHAMPUS eligible - Members who are also Medicare eligible.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT E (con't)

Notwithstanding the above, PPM agrees and shall require PPM Physicians to agree that in no event shall payment made for health care services provided to CHAMPUS Members, and active duty military personnel, exceed Not Applicable percent (N/A%) of any CHAMPUS allowable (e.g., DRG, CMAC, or outpatient charges).

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                   EXHIBIT E-1

                          COMMERCIAL CAPITATION TABLES

                                        *

































* This Exhibit E-1 to Attachment E (which consists of 11 pages) of this Agreement has been so omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                   EXHIBIT E-2

                           MEDICARE CAPITATION TABLES

                          Not Applicable See Table E-1

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                   EXHIBIT E-3

                           MEDICAID CAPITATION TABLES

                          Not Applicable See Table E-1

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                   EXHIBIT E-4

                      DIVISION OF FINANCIAL RESPONSIBILITY

Costs for Covered Services provided to Members not previously identified in this Attachment E shall be expensed against the appropriate Fund as described herein as the Division of Financial Responsibility. The Division of Financial Responsibility is intended to reflect historical medical cost expensing experience and accounting practices for this HUMANA market. Notwithstanding the foregoing, the cost of any Covered Services not specifically identified herein, or the cost of any Covered Services that may be in conflict between the Division of Financial Responsibility and the historical expensing experience or accounting practice shall be expensed to the respective Fund in accordance with HUMANA's historical practice for the market.

PART A EXPENSES:
---------------

Alcohol Rehabilitation
         Facility Component
Ambulance, Air/Ground
         Transport/Care Cab
         In Area
         Out Of Area
Blood & Blood Products
         Admin Fee From Blood Bank
         Autologous Blood Donations
         Blood Transfusion
         Other Blood Products-Factor VIII
Cardiac Rehabilitation
         Facility Component
Chemotherapy
         IV Drugs-In Patient
         Facility Component
Colostomy Supplies
Contact Lenses
         Intraocular Lens (Surgically Implanted)
         Cosmetic/Reconstructive Surgery (Medically Necessary)
         Facility Component
Dental Services-Accident/Injury Only
         Facility Component
Dental Services-Accident/Injury Only
         Facility Component

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               EXHIBIT E-4 (con't)


Drug Rehabilitation
         Facility Component
         Professional Component
Durable Medical Equipment (DME)
         Apnea Monitor
         Corrective Appliances (DME)
         Surgically Implanted
         Facility Component
         Hearing Aids
Emergency Room Care-In Area
         Facility Component (Patient Not Admitted)
Emergency Room Care-Out Of Area
         Facility Component
Endoscopic Studies
         Facility Component
Family Planning
         E.G.AMNIOCENTESIS, ARTIFICIAL INSEMINATION,
         CONTRACEPTIVE DEVICES, GENETIC TESTING,
         INFERTILITY TREATMENT, LIGATION
         FACILITY COMPONENT
Fetal Monitoring
         Facility Component
Hearing Aids
Hemodialysis Facility
         Facility Component
Home Health Care
         Intravenous (IV)
         Immuno Suppressive Drug (Outpatient)
Hospice Services
Hospitalization (Inpatient)
         In Area
         Out Of Area
Laboratory Services
         Facility Component
Lithotripsy
         Facility Component
Medication
         Inpatient
Mental Health

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               EXHIBIT E-4 (con't)


         Facility Component
Nuclear Medicine Diagnostics/Treatment
         Facility Component
Observations
         Facility Component
Ophthalmology-See Vision Care
Organ Transplants (Non -Experimental)
         Facility Component
Outpatient Surgery
         Facility Component
Pediatric Services-Newborn
         Facility Component
Professional Services (Hospital Based Outpatient Facility/Other)
Physical Therapy
         Inpatient Or Nursing Home/Rehab
         Outpatient (in Home)
Podiatry Services
         Facility Component
Pregnancy (Ob With/Without Complications)
         Facility Component
Prosthetic Devices
         Surgically Implanted
         Outpatient
Radiation Therapy
         Facility Component
Refractions (See Vision Care)
Rehabilitation (Short Terms, I.E. P.T., O.T.),
Speech, Cardiac Therapy
         Facility Component
Skilled Nursing Facility
Sleep Studies
         Facility Component
Surgical Supplies
         Inpatient
TMJ
         Facility Component
Vision Care

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               EXHIBIT E-4 (con't)


PART B SERVICES
---------------

Alcohol Rehabilitation
         Professional Component
Allergy
         Testing
         Serum
         Injections
Ambulance, Air/Ground
Amniocentesis
Anesthetics
Artificial Limbs
         See Prosthetics
Biofeedback
Blood & Blood Products
         Professional Component
Chemotherapy
         IV Drugs-Out Patient
         Other Drugs
         Professional Component
Chiropractic
Circumcision
         Professional Component
Contact Lenses
Cosmetic/Reconstructive Surgery (Medically Necessary)
         Professional Component
         Prosthetics (Implanted)**
         **COMBINE WITH SURGERY CODE
Dental Services-Accident/Injury Only
         Professional Component
Soft DME Such As: (Outpatient)**
         ***WOULD BE CODED AS PART OF SURGERY CODE OR AS A SUPPLY
         Dressings
         Slings, Casts
         Ace Bandages
         Elbow Supports
         Elbow-Tennis Brace
         Back Brace
Emergency Room Care-In Area
         Hospital Based Physician
         Specialist Consult

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               EXHIBIT E-4 (con't)


Emergency Room Care-Out Of Area
         Professional Component
Endoscopic Studies
         Professional Component
Family Planning
         E.G.AMNIOCENTESIS, ARTIFICIAL INSEMINATION,
         CONTRACEPTIVE DEVICES, GENETIC TESTING,
         INFERTILITY TREATMENT, LIGATION
         Professional Component
         Genetic Testing
         Norplant Device And Insertion
         Artificial Insemination
         Invitro Fertilization (Paid Through Separate Program)
         Infertility (Diagnosis & Treatment)
Fetal Monitoring
         Professional Component
Hemodialysis Facility
         Professional Component
Home Health Care
Hospitalization (Inpatient)
Laboratory Services
         Professional Component
Lithotripsy
         Professional Component
Mammography
Medication
         Intravenous-PCP's Office/Outpatient
         Outpatient Covered injectibles And Substances
         Outpatient Non-injectibles (PCP's Office & Outpatient)
Mental Health
         Professional Component
         Biofeedback
Nuclear Medicine Diagnostics/Treatment
         Professional Component
Observations
         Professional Component
Ophthalmology-See Vision Care
Organ Transplants (Non-Experimental)
         Professional Component

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               EXHIBIT E-4 (con't)

Orthotics (Medically Necessary)
         Foot Orthotics
Outpatient Surgery
         Professional Component
         Outpatient Diagnostic Service - Facility & Professional (Including But Not Limited To List)
         Cat Scan
         2 D Echo
         EEG
         EKG
         EMG
         ENG
         MRI
         Ultrasound
Pediatric Services - Newborn
         Professional Component *Specialist
Professional Services (Hospital Based Outpatient Facility/Other)
Physical Therapy
         Outpatient (In Office)
Podiatry Services
         Professional Component
Pregnancy (Ob With/Without Complications)
         Professional Component
Prosthetic Devices
Radiation Therapy
         Professional Component
Radiology Services
         Professional Component
Refractions (See Vision Care)
Rehabilitation (Short Terms, I.E. P.T., O.T.),
Speech, Cardiac Therapy
         Professional Component
Sleep Studies
Professional Component
PCP Consultation With Specialists
Surgical Supplies
         Outpatient (PCP's Office/Outpatient)
TMJ
Diag. & Medically Necessary Correction

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               EXHIBIT E-4 (con't)

Vision Care
         Implanted Lenses (Cataract Surgery)
         Lenses, Refraction & Frames Incident To Cataract Sur.
         Non-Cataract L\Related Lenses And Frames
         Medically Necessary Care
         Ophthalmology
         Vision Rider With Discounted Eyewear
Pharmacy
Family Planning
         Diaphragms
         Oral Contraceptives
Insulin & Syringes
Medication
         Scripted Outpatient Non-Injectibles
Disease Management Programs
HumanaFirst Programs
Humana HIMS Programs


PCP/CAPITATED SERVICES
----------------------

Hearing Screening (Pcp's Office)
Nutritional/Dietetic Counseling
Pediatric Services -Newborn
         PCP Office Visit
PCP Visits/Consultations/Examinations
         To Hospital
         To SNF
         To Patients Home
PCP Office Visits/Consultations/Exams
         Routine
         After Hours (Arranged By PCP)
         Supplies, Splints, Bandages, Etc.
         Health Education
         Periodic Health Evaluation (Physical)
         Pap Smears
         Immunization And Inoculations (Medically Indicated)
         TB Skin Testing
         Well Baby/Child Care
Preventive Health

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               EXHIBIT E-4 (con't)

Vision Care
         Refractions, Routine
         Screenings (PCPs Office/Outpatient)

EXCLUDED SERVICES
-----------------

Dental Services (Routine)
         TMJ as Dental Treatment
Employment Physical
Experimental Procedures
         Reversal Of Sterilization
Marriage Counseling
Immunization And inoculations (Work/Travel)

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT F

                                TERM OF AGREEMENT

The term of this Agreement shall be for a thirty-six (36) month period commencing on JANUARY 1, 2000. This Agreement shall automatically renew for subsequent one (1) year terms unless either party provides written notice of termination to the other party at least one hundred and eighty (180) days prior to the end of the initial term or any subsequent renewal terms. In addition, this Agreement may be terminated by the mutual consent of both parties at any time. Notwithstanding the foregoing, after 1-1-2000, either party may terminate this agreement without cause by delivering notice of termination to the other party at least one hundred and eighty (180) days prior to the desired termination date, HUMANA may terminate any individual PPM Physician from participation under this Agreement by giving PPM Physician written notice of termination at least sixty (60) days prior to the effective termination date.

PPM may terminate this Agreement for cause if HUMANA fails to make payments required under this Agreement, but only after written notice and providing at least sixty (60) days in which HUMANA may avoid termination by curing the default in payment. Any dispute concerning the amount of payment owed shall be resolved according to the procedures specified in the Manual.

HUMANA may terminate this Agreement, and/or any individual PPM Physician, immediately upon written notice, stating the cause for such termination in the event HUMANA reasonably determines that: (I) PPM and/or PPM Physician's continued participation under this Agreement may affect adversely the health, safety or welfare of any Member or bring HUMANA or its health care networks into disrepute; or (II) in the event of a PPM Physicians death or incompetence; or
(III) PPM Physician(s) fails to meet HUMANA's credentialing criteria or (IV) as specified in the Manual. Further, HUMANA may terminate this Agreement immediately upon written notice to PPM in the event that: (I) PPM engages in or acquiesces to any act of bankruptcy, receivership or reorganization or (II) HUMANA loses its authority to do business in total or as to any limited segment of business but then only as to that segment.

Additionally, in the event of a- material breach of this Agreement by either party, the non breaching party may terminate this Agreement upon at least ninety
(90) days prior written notice to the breaching party, which notice shall specify in detail the nature of the alleged material breach; provided however, that if the alleged breach is susceptible to cure, the breaching party shall have sixty (60) days from the date of receipt of notice of termination to cure such breach, and if such breach is cured, then the notice of termination shall

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

be void of and of no effect. If the breach is not cured within the sixty (60) day period, then the date of termination shall be that date set forth In the notice of termination. Notwithstanding the above, any breach related to credentialing or recredentialing, quality assurance issues or alleged breach regarding termination by HUMANA, in the event that HUMANA determines that PPM's and/or any individual PPM Physicians' continued participation under this Agreement may affect adversely the health, safety or welfare of any Member or bring HUMANA or its health care networks in to disrepute, shall be considered non-curable.

PPM understands that termination of this Agreement shall not relieve PPM Physicians, obligation to provide or arrange for Covered Services through the last day of this Agreement. HUMANA retains the right to recover from PPM any costs paid on behalf of PPM and/or PPM Physicians which are their obligations and become necessary to be paid by HUMANA to maintain the health care delivery network.

Upon termination, PPM shall require PPM Physicians to provide Covered Services to any Member hospitalized on the date of termination until the date of discharge or until HUMANA has made arrangements for substitute care. HUMANA agrees to pay for such Covered medical Services rendered to hospitalized Member(s) in accordance with the fee for-service payments identified in Attachment E.

Unless otherwise stated above, termination will be effective on the first day of the month following the completion of the notification period.

COMPLIANCE WITH FLORIDA STATUTES:

As required under Florida Statute Section 641.234, as amended, effective October 1, 1988, if the Department of Insurance has information and belief that this Agreement requires Humana Medical Plan, Inc., PCA Health Plans of Florida, Inc. and/or PCA Family Health Plan, Inc. ("HUMANA") to pay a fee which is unreasonably high in relation to the. services provided, after review of this Agreement, the department may order HUMANA to cancel this Agreement if it determines that the fees to be paid by HUMANA are so unreasonably high as compared with similar contracts entered into by HUMANA or as compared with similar contracts entered into by other health maintenance organizations in similar circumstances, such that this Agreement is detrimental to the subscribers, stockholders, investors or creditors of HUMANA. The issuance of such an order by the Florida Department of Insurance will not affect the termination of the entire Agreement which shall remain in full force and effect with respect to Humana Health Insurance Company of Florida, Inc., Humana Insurance Company, Employers Health Insurance Company and PCA Life Insurance Company and product lines contemplated in the Agreement to which this provision is made a part.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

As required under Florida Statute Section 641.315, PPM shall provide at least sixty (60) days, or such other period of time as indicated in this Agreement, whichever is longer, advance written notice to HUMANA at the address listed in the "Notices" section of this Agreement, and to the Florida Department of Insurance, Bureau of Life and Health Solvency and Market Conduct, 200 East Gaines Street, Tallahassee, Florida 32399-0327, before canceling this Agreement with HUMANA for any reason. HUMANA shall also provide sixty (60) days or such other period of time as indicated in this Agreement, whichever is longer, advance written notice to the PPM at the address listed in the "Notice" Article of this Agreement, and to the Florida Department of Insurance, Bureau of Life and Health Solvency and Market Conduct, 200 East Gaines Street, Tallahassee, Florida 32399 0327, before canceling this Agreement with PPM for any reason. Nonpayment for goods or services rendered by PPM and/or PPM Physicians to HUMANA or any of its Members shall not be a valid reason for avoiding such sixty (60) day advance notice of cancellation. Upon receipt by HUMANA of a sixty (60) day cancellation notice, HUMANA, if requested by the PPM, may terminate the contract in less than sixty (60) days if HUMANA is not financially impaired or insolvent.

HUMANA and PPM hereby acknowledge and agree that the provisions stated in the previous paragraph do not relieve the PPM or any of PPM Physicians of any of their other obligations under this Agreement that are not inconsistent with the foregoing, including without limitation any obligation PPM has to provide more than sixty (60) days notice of cancellation of this Agreement, to HUMANA.

Notwithstanding anything to the contrary herein, any change(including any addition and/or deletion) to any provision or provisions of this Agreement that is required by duly enacted federal or Florida legislation, or by a regulation or rule finally issued by a regulatory agency ,pursuant to such legislation, rule or regulation, will be deemed to be part of this Agreement without further action required to be taken by either party to amend this Agreement to effect such change or changes, for as long as such legislation, regulation or rule is in effect.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT G

                      CONFLICT OF INTEREST DISCLOSURE FORM

PPM OR PRINCIPALS: ____________________________________________________

            (Must be identical to the name shown on the Cover Sheet)

List names and addresses of any and all Competitive Plans in which PPM or PPM Physicians have an interest in, as described in Article 29 of this Agreement.

Name______________________________________

Address____________________________________

___________________________________________


Name______________________________________

Address____________________________________

___________________________________________


Name______________________________________

Address____________________________________

___________________________________________


Name______________________________________

Address____________________________________

___________________________________________

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

Notify Humana of any change in this statement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT H

                        PPM PHYSICIAN LETTER OF AGREEMENT

The attached PPM Physician Letter of Agreement is hereby incorporated into the Agreement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                               LETTER OF AGREEMENT

WHEREAS: Humana Medical Plan, Inc., PCA Health Plans of Florida, Inc. and PCA Family Health Plan, Inc. (health maintenance organization) and Humana Health Insurance Company of Florida, Inc. (a Florida Insurance company) and Humana Insurance Company, Employers Health Insurance Company and PCA Life Insurance Company (insurance companies) and their affiliates (hereinafter referred to as "HUMANA") and METCARE OF FLORIDA. INC., (a physician practice management organization) (hereinafter referred to as "PPM") entered into a Physician Practice Management Participation Agreement (hereinafter "Agreement") on JANUARY 1, 2000, AND

WHEREAS, Physician is a member of PPM, and a Humana Participating Provider pursuant to the Agreement between PPM and HUMANA (hereinafter referred to as "PPM Physician"),

WHEREAS, PPM Physician acknowledges and agrees that the joinder of the HUMANA companies above shall not be construed as imposing joint responsibility or cross guarantee between or among HUMANA companies.

NOW, THEREFORE, PPM Physician hereto agrees as follows:

PPM Physician agrees to abide by all of the terms and conditions set forth in the Agreement, and to abide by HUMANA policies and procedures established and revised from time to time by HUMANA, including but not limited quality assurance, quality improvement, risk management, utilization management, credentialing and recredentialing and grievances/appeals.

PPM Physician unconditionally authorizes HUMANA and PPM to share Information, including but not limited credentialing, recredentialing, quality management and utilization management information as related to treatment of individuals covered under HUMANA's Commercial Plans, Medicare HMO and POS Plans, and other plans, (hereinafter "Members"). However, it is understood expressly that the information shall not be shared with anyone not a party to this Agreement, unless required by law or pursuant to prior written consent of PPM Physician.

PPM Physician acknowledges that PPM Physician has been provided an opportunity to read the Agreement between PPM and HUMANA including but not limited to the Liquidated Damages, Member Hold Harmless, Payment and the Non-Compete provisions, all herein incorporated. Further, PPM Physician acknowledges and agrees to comply with all the terms and conditions set out in the Non-Compete provision, during the term of the

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

Agreement and for a one (1) year period after termination of the Agreement, or for the one (1) year period following PPM Physician's termination exclusion from participation under the Agreement.

PPM Physician further agrees that payment to PPM or PPM Physician, as applicable, from HUMANA, less any Copayments owed by the Member, is payment in full for health care services provided or arranged for Members accordance with the applicable Member health benefits contract and the terms and conditions of this Agreement.

PPM Physician further agrees that in the event of termination of the Agreement, or in the event the PPM is dissolved for whatever reason, PPM Physician shall continue to provide health care services under the terms and conditions of the Agreement and HUMANA agrees to continue to pay PPM Physician in accordance with the fee-for-Service payment arrangements stated in Attachment E of the Agreement, for a period of sixty (60) days after notice of dissolution of PPM or the effective date of termination of the Agreement, during which time a new physician agreement may be negotiated between HUMANA and the individual PPM Physician. HUMANA may terminate such PPM Physician participation at such time after dissolution of PPM or termination of this Agreement upon written notice to PPM Physician.

HUMANA                                        PPM PHYSICIAN


By:____________________________               Signature:_______________________

Print Name:____________________               Print Name:______________________

Date:__________________________               Date:____________________________

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT J

                                  PPM GUARANTEE

The actual document provided by the PPM as evidence of the guarantee required in
Article 25 is attached hereto and incorporated by reference as a part of this Agreement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT I

                             PPM PHYSICIAN AGREEMENT

          (Sample copy of the agreement between PPM and PPM Physicians)


                                 (SEE ATTACHED)

           TO BE PROVIDED BY PPM PRIOR TO EXECUTION OF THIS AGREEMENT.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                             PRIMARY CARE AGREEMENT

         This Agreement entered into this _____ day of ____________ 199 (the Effective Date) by and between METCARE OF FLORIDA, INC., a Florida Corporation, (hereinafter referred to as "METCARE" or MSO) and ______________________________ (Hereinafter referred to as "Provider").

         WHEREAS, METCARE desires to provide health services to Members of managed care plans;

         WHEREAS, METCARE has been granted service contracts by Health Maintenance Organization(s) (generically referred to as HMO) for the treatment of the HMO Members, also referred herein as Members or METCARE Members; and

         WHEREAS, Provider is a duly licensed and credentialed Physician and is licensed to practice medicine in the State of Florida and the county of ________________; and

         WHEREAS, METCARE desires to engage Provider to provide primary health care coverage to METCARE's Members; and

         WHEREAS, Provider is capable and willing to provide the necessary primary health care service to METCARE's Members; and

         NOW THEREFORE, the parties hereto, in consideration of the benefits provided herein, covenant and agree as follows:

         1. DEFINITIONS: THE TERMS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE DEFINITIONS SET FORTH IN ATTACHMENT "A," UNLESS THE CONTEXT IN WHICH A TERM IS USED EXPRESSLY REQUIRES A DIFFERENT INTERPRETATION AND/OR CONSTRUCTION.

         2. ENGAGEMENT: METCARE hereby engages Provider to provide primary health care services to METCARE's Members.

         3. SERVICES: Provider hereby accepts the engagement and agrees to provide Medically Necessary and covered primary care medical services to METCAREs Members assigned to Provider by METCARE or HMO, without regard to race, color, religion, national origin, or handicap of any Member Provider agrees further to render said Covered Services to METCARE and HMO Members in the same manner and in accordance with the same standards and with the same time availability as offered to Providers other patients.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

Provider agrees to provide the following services: SEE ATTACHMENT "B" (COVERED SERVICES AND COMPENSATION SCHEDULE). In conjunction with those services, the Provider shall be available twenty four (24) hours per day, seven (7) days per week, including holidays, and comply with the following availability schedule: urgent care - within one day, routine sick care - within one week; well care - within one month; and without regards to the degree of frequency of Primary Provider utilization of such Covered Services by Members. Provider shall be responsible for the provision, authorization, coordination, supervision, monitoring and overall management of all Covered Services rendered to each of Provider's Members in accordance with METCARE's and/or HMO policies and procedures. Nothing in this Agreement will be construed to require METCARE or any HMO to assign ___________(?) any minimum or maximum number of Members to the Provider.

         4. TERM: This Agreement shall be in effect for an initial period of one
(1) year from the Effective Date hereof and thereafter shall continue in effect from year to year unless terminated by either party, by giving written notice to the other party by certified or registered mail at least one hundred twenty
(120) days prior to the termination date. Upon termination of this Agreement for any reason, Provider shall complete the course of treatment of any of METCARE's and HMO Members then receiving treatment in accordance with the terms hereof. Said sixty (60) days advance notice shall be required regardless of the reason for termination, including nonpayment by METCARE. In the event of the insolvency of METCARE and/or HMO, the Provider agrees to continue providing services through any post insolvency period of MSO or HMO as required by law or contract. This will include all Members until such time as they are transitioned to another plan or otherwise provided for. Provision must also be made for Hospital patients until they have been released and properly provided for.

         5. BILLING AND CONDENSATION: The Billing and Compensation procedures shall be as follows:

                  A. As compensation for its services hereunder, METCARE shall pay Provider for authorized Covered Services rendered to METCARE Members at mutually agreed upon rates as set forth in Attachment "B" (Covered Services and Compensation Schedule), attached and made a part herein. Provider expressly agrees to accept such compensation as payment in full for the provision of Covered Services.

                  B. If applicable, Provider shall bill for authorized Covered Services rendered to METCARE Members according to the rates in Attachment "B". In connection with each billing for Covered Services, Provider shall submit a properly completed HCFA 1500 form, or other billing form as required by METCARE, along with a written record of the Covered Services provided in accordance with the most recent Medicare E&M guidelines or as otherwise required by METCARE, and a copy of the referral form or the

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

authorization number, within thirty (30) days of the date of service. In the event that the Provider is unable to submit a bill within the time specified because of circumstances beyond Provider control, the time for submission of such bill shall be extended as reasonably necessary for a period not to exceed six (6) months from the date of service.

                  C. Capitated participating Providers shall not submit claims for services set forth as capitated services described in Attachment "B," but shall submit no-bill HCFA 1500 forms or other encounter forms, as required by METCARE, which identify the health services provided to Members and which shall contain such statistical and descriptive medical and patient data as specified by METCARE. Encounter information on capitated Participating Physician services shall be submitted to METCARE within thirty (30) days of the date of service to the Member.

                  D. For such services as are compensated under this Agreement by reimbursement, METCARE will pay the Provider within thirty (30) days of receipt of a completed claim. Provider shall attempt to collect payment from third-party payors whenever such alternative coverage is available. In the event that, third-party payments are received, these sums will offset the amount due from METCARE.

                  E. Capitation Rates will be subject to a percentage adjustment in direct response to increases or decreases in Premium Revenue from HCFA and/or HMO (Medicaid/Medicare).

         6. REFERRAL, NETWORK: Provider agrees to work in accordance with METCARE's ____________________________(?). Except in cases of emergency, the Provider shall make no referral of a METCARE Member to another provider for Covered Services without prior approval of METCARE.

                  Provider further agrees to comply with METCARE's request for reporting patient data and clinical information as required to provide reports to contracted HMOs or regulatory agencies, and facilitate METCARE internal quality improvement mechanisms for METCARE Members assigned to the Provider.

         METCARE, through its Medical Director and such other individuals as METCARE designates, will provide the Provider, either directly or through a contractor: (a) A system for getting prior approval (authorization) of all referrals and written notification of Denied Claim Forms or Covered Services;
(b) A system for pre-admission certification for all elective hospital procedures or admissions; (c) A Member encounter reporting process to be implemented in accordance with METCARE's administrative policies and procedures;

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

(d) At least thirty (30) days prior written notice of any changes to the Covered Services to be approved by the contractor hereunder.

         7. LICENSED PERSONNEL: Provider represents and assures METCARE that all persons employed, retained, or used by Provider are appropriately licensed under or are otherwise authorized by State law to practice under their health care profession.

         8. INSURANCE: Provider agrees to obtain and maintain such policies of liability and malpractice insurance as are necessary to adequately cover the Provider and his/her agents and/or employees against any claim for damage arising from personal injuries or death occasioned directly or indirectly in connection with a performance of any act or omission by Provider or his/her agent/employee. Pursuant to Rule 59G-8.100(12), FAC, prior to execution of this Agreement, Provider shall obtain adequate Worker's Compensation coverage. Provider agrees to provide proof of such insurance to METCARE upon demand.

         9. MARKETING: Provider agrees to allow METCARE - or HMO the right to use the name, trade names, trademarks, DBAs, specialties, and other pertinent information concerning the Provider for purposes of providing Membership and marketing information in the course of METCARE's or HMO business. If required by METCARE, the Provider shall post a notice or sign in Provider's place of business identifying the Provider as a participating provider with METCARE and/or HMO.

         10. METCARE INDEMNIFICATION: Indemnification under METCARE is as follows:

                  A. METCARE agrees to indemnify and hold Provider, his/her officers, directors, employees and agents harmless against any and all claims (costs and expenses) which may arise and/or be incurred in connection with, any actual or alleged malpractice or negligence or otherwise, arising as a result of any act or responsibility assumed or deemed to have been assumed by METCARE pursuant to this Agreement.

                  B. Provider agrees to indemnify and hold METCARE, its officers, directors, employees, and agents free and harmless against any and all claims (costs and expenses) which may arise out of and/or be incurred in connection with any actual or alleged malpractice or negligence or otherwise arising as a result of any action or inaction caused by Provider or any of its personnel, in the performance or omission of any act or responsibility assumed or deemed to have been assumed by Provider pursuant to this Agreement.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         11. RECORDS. Records shall be maintained as follows: Provider agrees to maintain complete and accurate fiscal records as well as medical and social records applying to the METCARE/HMO Member for whom the Provider has claimed and received payment from METCARE. Provider shall maintain such records as are necessary for evaluation of the quality, appropriateness and timeliness of service (performed under this Agreement. Said records will be made available and for fiscal audit, medical audit medical review, utilization review, central Medicaid office audit and other periodic monitoring upon request of an authorized representative of METCARE, HMO, Agency for Health Care Administration
(AHCA), or the Department of Health and Human Services (DHSS). Provider further agrees to comply with requirements issued as a result of any such inspection or audit. Provider further agrees to pay METCARE within thirty (30) calendar days after METCARE's demand for such payment any and all amounts determined to be payable to METCARE by Provider as a result of such audit and any State or Federal disallowances lawfully imposed on METCARE as a result of Provider's failure to abide by the terms of this Agreement. Said records shall be retained for a period of at least five (5) (or, if notified in writing by METCARE, such longer period as required by law or a contracting HMO) years after the starting date of the applicable retention period or until resolution of any ongoing audit occurs and agrees to update METCARE as to the location of METCARE Members if they are relocated at any time. Provider must submit information to METCARE as it is, or becomes required by law or AHCA.

         12. OTHERS INDEMNIFICATION: Provider agrees that at all times during the term of th Agreement the Provider shall defend, and hold METCARE, HMO, its employees, officers, directors, Agency For Health Care Administration ("AHCA"), HMO and METCARE's Members harmless from and against all claims, damages, causes of action, costs or expenses, including court costs and reasonable attorney fees, to the extent proximately caused by any negligent act or other wrongful conduct by the Provider arising from this Agreement. This clause shall survive termination of this contract including breach of contract due to insolvency.

         13. NO OTHER REIMBURSEMENT: Provider agrees to seek no reimbursement from METCARE's Members for Covered Services rendered to them under or in the course of this Agreement. Should the Medicaid prepaid health plan program be terminated or expire, payment for all Covered Services performed for eligible Medicaid Program Members prior to termination will be guaranteed by METCARE.

         14. CONFIDENTIALITY: Provider agrees to maintain the confidentiality of patient information and medical records as required by law and regulation, as well as the specific terms of th Agreement. Provider agrees not to make any disparaging comments affecting METCARE of HMO to the extent allowed by law.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         15. QUALITY ASSURANCE: Provider agrees to participate in and comply with any internal and external quality assurance, utilization review, peer review, and grievance procedures established by METCARE, HMO, AHCA and/or DOI.

         16. DISCIPLINE: Disciplinary proceedings shall be as follows: Provider is required to notify METCARE immediately of any disciplinary action taken against Provider by any state licensing board by which Provider is licensed or hospital on which Provider is a staff Member. Upon notification that Providr is subject to any disciplinary proceeding or action by any state licensing board by which Provider is license or hospital on which Provider is a staff Member, METCARE may suspend this Agreement until such proceeding or action is resolved.

         17. REFERRAL PRECAUTIONS: Member health and safety procedures are as follows: By written notice to Provider METCARE's Medical Director may suspend the assignment of Members, Provider if Medical Director determines that facts presented indicate health or safety of Members could be endangered by Provider continued participation. By written notice to Provider, METCARE's Medical Director may suspend assignment of Members to Provider if Medical Director determines Provider is not complying with (1) the terms of this Agreement, (2) METCARE's policies and procedures, or (3) METCARE requirements for credentialing or re-credentialing.

         18. ASSIGNNCENT: Provider may not assign its interest in this Agreement without the exprv. written consent of METCARE.

         19. COMPLETE AGREEMENT: This Agreement, and the Exhibits attached hereto, contain all the terms and conditions relating to the agreement between the parties hereto, and supercedes all oral or written agreements, representations, or statements made by either party prior to the execution of this Agreement. The provisions of this Agreement may not be amended, supplemented, waived or changed orally or by course of conduct of the parties but only by writing signed by the party as to whom enforcement of an such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement. No modification of this Agreement shall be valid unless in writing and duly executed by METCARE and Provider. Notwithstanding this provision, should a change in the contract language be required by the state, such change will automatically be incorporated herein. METCARE will notify Provider of any such state mandated change in writing.

         20. LICENSURE AND PRIVILEGES: Provider agrees to give METCARE copies of the following items related to his/her professional position and maintain a current copy with METCARE within fifteen (15) days of signing of this contract:

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

           A. Copy of current State of Florida license.

           B. Copy of current Drug Enforcement Administration (DEA) registration certificate.

           C. Copy of current malpractice insurance certificate.

           D. Provider information form.

           E. Provider credentialing report.

           F. Curriculum Vitae

           G. Copies of medical school diploma and internship, residency, and fellowship certificates.

         Provider agrees to fully and diligently comply with and assist MSO, HMO or contract third party to expedite the credentialing process. It is expressly understood that time is of the essence.

         21. RELATIONSHIP; AUTHORIZATION: None of the provisions of this Agreement are intended to create nor shall be designed or construed to create any relationship between Provider and METCARE other than that of independent entities contracting with each other hereunder solely for the purpose of effecting the provision of the Agreement. Neither of the parties hereto nor any of their respective representatives shall be construed to be the agent, employer, or representative of the other. Both parties explicitly agree that the Provider is a subcontractor.

         Nothing contained in this Agreement shall be construed to require a Provider to: recommend any procedure or course of treatment which Provider deems professionally unacceptable; or recommend that METCARE deny benefits for any procedure or course of treatment. METCARE agrees shall not intervene in any way or manner with the rendition of health care services by Provider, it being understood and agreed that the traditional relationship between Provider and patient will be maintained.

         Provider agrees that a determination by METCAR.E that a particular course of medical treatment is not a covered benefit shall not relieve Provider from providing or recommending such care to Members as he/she deems to be appropriate, nor shall such benefit determination be, considered to be a medical determination by METCARE.

         The Provider has and does hereby designate METCARE as his/her/its attorney-in-fact for the sole purposes of negotiating, consenting to, and executing contracts with HMOs and other insurers, and any documents or amendments related to such contracts.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         22. OBLIGATIONS AFTER TERMINATION: Upon the termination of this Agreement, Provider agrees to return any and all METCARE and HMO provided materials, programs, or other documentation related to its business, including all copies thereof, whether authorized or not. Contracting Provider agrees and shall not communicate orally or in writing with any Member for the purpose of getting Member to switch HMOs or medical plans, without the prior written consent of METCARE, such consent shall not be unreasonably withheld if for medical reasons. In addition, Provider shall not use any of the METCARE's materials, including, but not limited to, Members' lists, directly or indirectly, to further the business purposes of Provider or any other entity, including any other pre- paid health plans, HMOs, IPAs, MSOs or PPOs. The parties hereto agree that this section shall survive the termination of this Agreement. The parties agree that any violation of this section by the Provider shall result in irreparable injury to METCARE and therefore, in addition to the remedies otherwise available to METCARE, METCARE shall be entitled to injunctive or other equitable relief to enjoin or restrain Provider or any related individual from violating the terms of this section.

         23. MEDIATION; LITIGATION; COSTS: If either party should declare a breach of this Agreement, or if any dispute arises from this Agreement or the subject of this Agreement, the parties shall first submit the matter to non-binding mediation (not arbitration) and attempt to resolve the matter, in good faith, prior to the institution of any litigation or other legal action. Each party shall pay its own costs of mediation. The parties agree that litigation or other legal action may be begun only after each party has presented its case to an independent, professional mediator and such mediator has determined that the matter cannot or will not be resolved through mediation. A party requesting mediation shall be entitled to obtain a court order mandating mediation if the other party does not agree to commence mediation within thirty
(30) days after written request. The fees and costs incurred by the party seeking such court order shall be reimbursed by the other party, otherwise, each party shall pay its own costs of mediation. Nothing in this paragraph shall preclude either party from seeking remedies in equity if such action is found to be appropriate by a court of competent jurisdiction. In the event of any litigation by any party to enforce and defend its rights under this Agreement, the prevailing party, in addition to all other relief shall be entitled to reasonable attorney's fees.

         24. RESTRICTIVE COVENANTS:

                  A. PARTICIPATION IN OTHER NETWORKS. The Provider may participate in any number of other networks, HM0's, IPAs, PHOs, and the like ("Networks"); however, except as disclosed in Attachment "B" and agreed to by METCARE, during the term of this Agreement, and for a period of six (6) months after the expiration or termination of this Agreement for any reason, the Provider agrees not to participate in Network which

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

contracts directly, or through another Network, with the Medicare or Medicaid Program on a capitated or risk basis.

                  B. CORPORATE PROPERTY. Provider understands that METCARE has developed, considerable investment, an active business entity which deems the Members who have selected METCARE Participating Providers for primary care services, as well as METCARE's contracts, manuals, advertising and marketing materials, and other corporate property ("Property") are of substantial value to METCARE and Provider hereby acknowledges METCARE's interest in such Property.

                  C. LIMITATIONS. The Provider covenants that he/she/it will not, individually or collectively, as a participant in a partnership, sole proprietorship, corporation or other entity, or as an operator, investor, shareholder, partner, director, employee, consultant, manager, advisor or in any other capacity whatsoever, either directly or indirectly, during the term of this Agreement and for a period of six (6) months after the expiration or termination of this Agreement for any reason, do any of the following acts:

                           1. Encourage, solicit, force or otherwise influence
the Members to change their primary care provider, disenroll from their health plan, or leave the METCARE network;

                           2. Disclose the names, addresses, or phone or
identification numbers of any Member to any third party, except as required by process of law or regulation;

                           3. Sell, assign, transfer, or pledge the Members to
any person or entity;

                           4. Disclose or disseminate any Property;

                           5. Induce, request, or advise any employee of METCARE
to leave the employ of METCARE.

                  D. The Provider agrees that any damages resulting from any violation hereunder of any of the covenants contained in this section may be difficult to ascertain and, for that reason, agrees that METCARE will be entitled to an injunction from any court of competent jurisdiction, without bond and without having to establish a specific irreparable injury other than as set forth in this Agreement, restraining any violation of any or all of said covenants either directly or indirectly and such right to injunction will be cumulative and in addition to whatever other remedies METCARE may have, including recovery of damages.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                  E. If Provider is in violation of this section, then the covenants of this section will be extended for a period of time equal to the period of time during which such breach or breaches occur. If METCARE seeks injunctive relief from such breach in any court, then the covenant will be extended for a period of time equal to the pendencies of such proceedings, including all appeals. The existence of any claim or cause of action by the Provider, or any of its principals, against METCARE, whether predicated upon this Agreement or otherwise, will not constitute a defense to the enforcement by METCARE of the foregoing covenants, but will be litigated separately.

                  F. Provider will be considered to be in breach of this section if he/she/it does not take reasonable steps to prevent Participating Physicians from violating the provisions of this section.

                  G. Provider acknowledges that he/she/it has agreed to the provisions of this section in consideration for the execution of this Agreement.

                  H. The covenants, terms and conditions of this section will survive the termination of _______________ regardless of the cause of such termination.

         25. LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, and venue is accepted by both parties for VOLUSIA COUNTY.

         26. ATTACHMENTS: Provider accepts that he/she has read and agrees to Attachments "A," "B- I" and "B-2."





         IN WITNESS WHEREOF the undersigned parties have placed their hands and seals as of the Effective Date above.

METCARE OF FLORIDA, INC.,                           PRIMARY CARE,PHYSICIAN
A FLORIDA CORPORATION


By:_________________________                        By:________________________


Print Name/Title                                              Print Name/Title

Address where notices are to be sent:

METCARE of Florida, Inc.
Attn:  Noel J. Guillama
5100 Town Center Circle
Suite 560
Boca Raton, Florida 33486-1008

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                 ATTACHMENT "A"

                                   DEFINITIONS

         Authorization or Authorized - A determination which allows that Covered Services are or were medically necessary and meet the standards and criteria for payment according to MIETCARE's established QA/UM Program. This includes services which are considered urgent/emergent and routine care, as well as supplies and equipment provided, arranged or determined medically necessary according to METCARE's criteria,

         Authorization Number - Upon approval of a request for authorization of Covered Services or services which have been provided in an emergency to a Member, METCARE, will issue a unique number which will represent authorization of these services by METCARE.

         Capitation Payment - This is the predetermined monthly fee which is paid by METCARE to the provider under this Agreement for the provision of Covered Services to the Members who have been assigned to the Provider by METCARE.

         Covered Services - Health care services to which Members are entitled in accordance to the terms of METCARE, Medicaid Prepaid Program Contract, Medicare HMO Plan and any other plan or policy to which METCARE and its Providers participate.

         Encounter Form - This is a form which is submitted on a monthly basis by METCARE. This form is used by the Provider to record requested statistics relative to the Member's use of Covered Services.

         Emergency - Any situation which requires immediate medical treatment of a suddenly occurring condition in order to prevent the loss of life, irreparable physical damage or serious impairment of bodily function.

         Medicaid Prepaid Program Contract - The contract between METCARE and HMO or the Florida Agency for Health Care Administration (AHCA) in which METCARE agrees to provide or arrange for prepaid Health care services to persons eligible for Medicaid under Title XIX of the Social Security Act.

         Medicare Prepaid Plan - The contract between METCARE and HMO or directly with the Health Care Financing administration (HCFA) to provide comprehensive services to Medicare eligible recipients.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         Medical Staff B Refers to a hospital's or ambulatory surgical center's medical staff as that term is defined in the bylaws of the facility medical staff, and as such bylaws may be amended from time to time.

         Medically Necessary - This shall be defined by a contracted HMO or METCARE in accordance with the QA/UM established criteria which shall include due consideration of whether services are (a) appropriate with regards to standards of good medical practice within the surrounding community; (b) consistent with the symptoms or diagnosis of Member's condition, disease, ailment or injury; (c) the most appropriate supply or level of service which can be safely provided to the convenience of the Member; and (d) not solely for the convenience of the Member, Member's family, Member's physician, hospital or other health care provider.

         Member - An individual who is covered by the HMO and has been assigned for care to MEETCARE, including newborn children of person's who has been assigned to METCARE.

         Participating Provider - A hospital, physician, ambulatory surgery center, home health care agency, pharmacy, multi-specialty group practice, or other health care provider who has entered into an agreement to provide services covered under METCARE.

         Primary Care Covered Services - Those physician services covered by METCARE as described in Attachment "B" of this Agreement.

         Primary Care Physician - A participating provider who has been selected by or otherwise assigned to a Member to provide Primary Care Covered Services required by Member, and who is responsible for coordinating the referral of such Member to specialists, and other allied health care professionals for referral Covered Services.

         Provider's Members - Members who have been assigned to provider by METCARE for the provision of Medically Necessary Covered Services. This includes the newborn children of Members who have been assigned to the provider by METCARE.

         Quality Assurance -A program established by METCARE for the purpose of reviewing and making determinations regarding the quality of performance of Covered Services rendered to Members. This includes evaluations in regards to timeliness, quality and appropriateness of medical care by the Quality Assurance and Utilization Management Committee (QA/UM Committee) and external peer review bodies.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

         Quality Assurance and Utilization Management Program or QA/UM Program - The program established by METCARE to assure the proper level and quality of care is provided, including but not limited to, METCARE's policies and procedures. The QA/UM Program outlined in METCARE policies and procedures may be changed by METCARE upon written notice to the provider.

         Referral Covered Services - Any Covered Services which are not provided by the Primary Care Physician under the terms defined by METCARE.

         Referral Physician - A participating provider responsible for providing referral coveted services to Members.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                 ATTACHMENT "B"

                   COVERED SERVICES AND COMPENSATION SCHEDULE
                    FOR PARTICIPATING PRIMARY CARE PHYSICIANS

         1. COVERED SERVICES - The Provider agrees to provide the Covered Services listed in this attachment directly or to arrange the provision of Covered Services by a qualified provider approved by METCARE. Covered Services listed are to be provided in accordance with METCARE's policies and procedures.

                  Primary Care Services - Services and procedures rendered by a physician at a physician's office, patients home, hospital or other location when preventive, diagnostic or therapeutic care is indicated for the treatment of a particular injury, illness or disease which does not require the knowledge, skill or expertise of a physician specialist.

                  Family Planning Services - Covered Services rendered to allow the patient to make comprehensive, informed decisions about family size, spacing of births, or to obtain a diagnosis to determine the cause of infertility. Medicaid Members may, at their discretion, obtain covered family planning services from any participating Medicaid family planning service provider without obtaining prior authorization from METCARE.

                  Well Baby/Child Care - Covered Services which are designed to diagnose medical conditions of Members under 21 years of age. These include: (a) immunizations; (b) health screening; (c) referrals to appropriate service providers and scheduling assistance for those referrals if indicated; and (d) maintenance of a coordinated tracking system to follow Member through the entire process of screening and treatment.

                  Preventive Medicine Services - This includes Covered Services provided to Members relating to the following: (a) preventive care check-ups;
(b) periodic physical exams; and (c) chronic disease follow-up.

                  Primary Care Case Management Services - Covered Services required to plan, direct and coordinate the health care and utilization of health care services to Provider's Members. Provider is responsible for arranging all non-emergency health care services for which Provider's Members are eligible under the Member'sSchedule of Benefits.

                  Other Services - Provider shall provide the following Covered
Services: Laboratory and X-ray services normally provided in the Provider's office, as limited by the

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

METCARE list of in-office procedure, EKG services, Covered Non-Emergency Transportation Services (When rendered by Contracting Provider).

         2. BILLING TIMING. METCARE agrees to pay Provider within thirty (30) days from METCARE's receipt of a valid claim. (If capitated, METCARE agrees to pay capitation by the 20th of the month.)

         3. COMPENSATION SCHEDULE - PLEASE SEE ATTACHMENTS "B-1," "B-2," and "B-3."

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                ATTACHMENT "B-1"

                       COMPENSATION SCHEDULE - COMMERCIAL

The parties acknowledge and agree that the description of Covered Services set forth in this Agreement are also subject to terms and conditions of the applicable Subscriber Contract.

         HEALTH CARE, EXPENSE FUND (HCEF)

         1. METCARE shall create an HCEF and contribute 70% of premiums received for all medical services for each Individual and Commercial Member assigned to METCARE.

         2. Any service rendered to Members who enrolled in the HM0 under misleading or fraudulent means will not be considered a Covered Service/Benefit. Pursuant to Section 641.315(2)(a) Florida Statutes and per the applicants signature on the enrollment form, a provider may bill a patient directly for services not covered by METCARE.

         3. The Provider is fully responsible for the collection of applicable co-payments from Members.

         4. From this HCEF, the METCARE shall pay Provider a Primary Care capitation to provide the services defined in Attachment B. The monthly capitation payments for each Member are as follows:

SEE ATTACHED

         5. METCARE agrees to make the capitation payments to the Primary Care Physician no later than the twentieth (20) of the month.

         6. METCARE agrees to reimburse Provider as follows for the following procedures in addition to, the monthly capitation amount:

CPT CODE                            DESCRIPTION                           FEE
--------                            -----------                           ---
90701                               DPT Immunization                     13.85
90702                               DT                                    8.00
90703                               Tetanus Toxoid                       11.14
90707                               MMR Immunization                     35.00
90712                               OPV                                  15.73

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

90713                 Poliomyelitis Injection                        21.00
90718                 Tetanus-Diphtheria                              3.32
90720                 DBTHib (Tetramune)                             32.72
90724                 Influenza                                       9.00
90731                 Hepatitis B, Pediatric                         25.00
90732                 Pneumococcal Vaccine                           16.00
90737                 HIB                                            22.00
90733                 Meningoococcal Vaccine                         50.00
90741                 Immune Serum Globulin                           9.00
90742                 Rabies Immunoglobulin (2 ml)                   51.00
90749                 Tetramune                                      33.00

         7. METCARE agrees to reimburse Provider on a fee-for-service basis at 75% of Medicare's RBRVS for services rendered to another Primary Care Physician's Members.

                  Fee-for-service reimbursement will be less any applicable co-payments, deductibles or amounts due for non-Covered Services.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                  ATTACHMENT K

                   SHARED DELEGATION OF UTILIZATION MANAGEMENT

Shared Delegation of Utilization Management Program. PPM agrees to accept the assignment of and the shared responsibility for the following utilization management functions related to assigned HUMANA HMO Members indicated below from HUMANA, and to follow any utilization management program as may be required by any law, regulatory or accrediting body or coverage agreement or implemented by HUMANA.

                  X's to be added after delegation site review

FUNCTION                                            PPM               HUMANA
--------------------------------------------------------------------------------
Preadmission Review, including medical
necessity determination
--------------------------------------------------------------------------------
Prior Authorization
--------------------------------------------------------------------------------
Transplantation Services
--------------------------------------------------------------------------------
Admission notification
--------------------------------------------------------------------------------
Concurrent Review
--------------------------------------------------------------------------------
Retrospective Review
--------------------------------------------------------------------------------
Discharge Planning
--------------------------------------------------------------------------------
Inpatient potential quality of care concern
identification
--------------------------------------------------------------------------------
Primary Care Provider profiles including
over-and-under utilization
--------------------------------------------------------------------------------
Ambulatory Services monitoring, including
medical necessity determination for
outpatient services and procedures
--------------------------------------------------------------------------------
Referral Management
--------------------------------------------------------------------------------
Review of denials
--------------------------------------------------------------------------------
Communication of appeal and/or grievance
rights to Humana members of services or
claim payment denied by Provider
--------------------------------------------------------------------------------

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT K (con't)



--------------------------------------------------------------------------------
Request for Durable Medical Equipment
--------------------------------------------------------------------------------
Request for Home Health
--------------------------------------------------------------------------------
Request for Case Management
--------------------------------------------------------------------------------
Skilled nursing facility admission and
coverage
--------------------------------------------------------------------------------
Out of area services
--------------------------------------------------------------------------------
Monitoring timeliness and consistency of
UM staff
--------------------------------------------------------------------------------
Request for Skilled nursing
--------------------------------------------------------------------------------

HUMANA shall review and approve PPM's Utilization Management Program, annual plan and annual utilization management evaluation. Any changes shall also be approved by HUMANA prior to the effective date of the proposed change. PPM further agrees that HUMANA shall be allowed to change or revise PPM's utilization management program at any time, provided that such changes or revisions be provided to PPM in writing, to be effective within a reasonable time frame after receipt by PPM. PPM shall provide an implementation plan within three (3) business days of receipt of any change. PPM shall implement and comply with the PPM utilization management program as revised periodically. PPM shall provide HUMANA with access to utilization management documentation for review upon request by HUMANA. Annually, PPM shall have approved their annual utilization management plan prior to its implementation.

PPM shall allow HUMANA to monitor the quality and effectiveness of the utilization management program through periodic audits performed by HUMANA (or HUMANA subcontractor) upon written request. Problems identified by HUMANA shall be resolve in a time frame approved by HUMANA.

PPM shall submit for the areas of utilization management that are delegated the following quarterly utilization data applicable and quarterly narrative summary to HUMANA for oversight purposes:

#        Inpatient: Total number admissions; admissions per 1,000 members;
         average length of inpatient stay; total number inpatient admission denials; overturn denial rate.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT K (con't)

#        Outpatient: Total number referrals approved by specialty or procedure;
         referrals approved by specialty or procedure per 1,000 members; total number outpatient referral denials; overturn denial rate.

#        Skilled nursing: Total number admissions; admissions per 1,000 members;
         average length of inpatient stay; total number inpatient admission denials; overturn denial rate.

#        Summary of Home Health utilization.

#        Summary of utilization of Durable Medical Equipment.

# Summary of over utilization monitoring including problems identified, corrective actions initiated and outcomes.

# Summary of underutilization monitoring including problems identified, corrective actions initiated and outcomes.

# Concurrent review activities describing discharge planning activities and including total number of continued stay denials.

PPM shall submit encounter data for all services on a monthly basis. This data will be in a format and media agreed to by PPM and HUMANA. The minimal required fields include:

         1.       The patient identified by the subscribers ID# (=SSN) plus
                  first name.
         2.       Date of Birth.
         3        The provider identified by the Humana provider number.
         4.       Diagnosis by ICD9, all 5 digits REQUIRED. Up to 10 per
                  encounter.
         5.       Date of Service (beginning and end).
         6.       Procedure by CPT4, HCPC, Revenue code (for hospitals) or ASA
                  (for anesthesia). There is no limit to the number of codes that can be entered.
         7.       Place of Service.

On a concurrent basis, PPM will notify HUMANA of any denial of inpatient services prior to such denial. PPM will maintain a file of all outpatient denials of services to HUMANA Members. This file will be submitted to HUMANA on a monthly basis. HUMANA retains the right to approve, modify or suspend any utilization management activity by PPM as it pertains to Members.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                              ATTACHMENT K (con't)

PPM is responsible for notifying HUMANA of any sanctions incurred following review by any federal, state or voluntary accreditation agencies.

Indemnification. PPM agrees to indemnify and hold HUMANA and its agents, employees, officers and affiliates harmless from any and all claims, losses, liabilities,* lawsuits and expenses arising out of or in relation to the delegated functions and activities pursuant to this Attachment.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                ATTACHMENT "B-2"
                        COMPENSATION SCHEDULE - MEDICAID

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

--------------------------------------------------------------------------------
Request for Durable Medical Equipment
--------------------------------------------------------------------------------
Request for Home Health
--------------------------------------------------------------------------------
Request for Case Management
--------------------------------------------------------------------------------
Skilled nursing facility admission and
coverage
--------------------------------------------------------------------------------
Out of area services
--------------------------------------------------------------------------------
Monitoring timeliness and consistency
of UM staff
--------------------------------------------------------------------------------
Request for Skilled nursing
--------------------------------------------------------------------------------

HUMANA shall review and approve PPM's Utilization Management Program, annual plan and annual utilization management evaluation. Any changes shall also be approved by HUMANA prior to the effective date of the proposed change. PPIVI further agrees that HUMANA shall be allowed to change or revise PPM's utilization management program at any time, provided that such changes or revisions be provided to PPM in writing, to be effective within a reasonable time frame after receipt by PPM. PPM shall provide an implementation plan within three (3) business days of receipt of any change. PPM shall implement and comply with the PPM utilization management program as revised periodically. PPM shall provide HUMANA with access to utilization management documentation for review upon request by HUMANA. Annually, PPM shall have approved their annual utilization management plan prior to its implementation.

PPM shall allow HUMANA to monitor the quality and effectiveness of the utilization management program through periodic audits performed by HUMANA (or HUMAW subcontractor) upon written request. Problems identified by HUMANA shall be resolv& in a time frame approved by HUMANA.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                ATTACHMENT "B-3"
                        COMPENSATION SCHEDULE - MEDICARE

         The parties acknowledge and agree that the description of Covered Services set forth in this Agreement are also subject to the terms and conditions of the applicable Subscriber Contract.

         Fees for Covered Services provided by Participating Primary Care Physician to Members pursuant to this Agreement shall be as follows:

         CAPITATION SCHEDULE - $38.00PMPM

         ALTERNATE PAYMENT SCHEDULE To the extent that METCARE or HMO Members are provided medical service by provider at the request or instruction of METCARE, and no fee has been specifically and previously detailed, METCARE and Provider agree the Provider will be paid 60% of the Medicare Allowable.

         INCENTIVE POOLS - On a Quarterly basis PCP will be paid 10% of the net profit of the Part A and Part B pools.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                                 ATTACHMENT "B"
                          CREDENTIALING RESPONSIBILITY

____ Provider assumes the responsibility for credentialing, Provider expressly agrees to allow monitoring and oversight by METCARE, as well as, implementing such oversight, to provide assurance that all licensed medical professionals are credentialed in accordance with METCARE's and the Agency for Health Care Administration's credentialing requirements.

____ Provider will submit completed and signed credentialing packages which have been supplied by METCARE for each Provider under this contract and wish for the METCARE to credential the Providers under this Agreement.

Please read the statements above, check the applicable response and sign below:

Signature of Provider:                               Date:

PLEASE INCLUDE ALL LOCATIONS WHERE YOU PROVIDE SERVICES

Practice Name:____________________________________________________________

Office Manager:___________________________________________________________

Address:__________________________________________________________________

City, State, Zip:_________________________________________________________

County:_____________________________           Tax I.D.___________________

Office Hours:_______________________           Ages Seen:_________________

Phone#:_____________________________           Fax:_______________________

Make Checks Payable To:___________________________________________________

Address to mail Claim Checks:_____________________________________________

Address to mail Cap Checks:_______________________________________________



                       Use Additional Sheets If Necessary.

              PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AGREEMENT

                         ATTACHMENT TO AGREEMENT BETWEEN
                                   METCARE AND

                  --------------------------------------------
                 (Print name of contracted entity/practice name)

         The contracting entity is a:
   ____ (P.A.) ____ (Partnership) ____(Corporation) ____ (IPA) ____ (PHO)

         Each individual desiring to become a participating provider under terms and conditions of the referenced Agreement dated acknowledges his/her intention by signing below:

---------------------------------           ---------------------------------
PRINT NAME AND TITLE                                          SIGNATURE

                               PHYSICIAN AMENDMENT

THIS AMENDMENT is entered into by and between Humana Medical Plan, Inc. (a health maintenance organization) and Humana Health Insurance Company of Florida, Inc. (a Florida Insurance company) and Humana Insurance Company and Employers Health Insurance Company (insurance companies) and their affiliates (hereinafter referred to as ("Humana") and the undersigned physician, or physician group, or Independent practice association, or physician practice management organization, as applicable, and where applicable any employed and/or subcontracted and/or independently contracted health cars providers and/or health care professionals of the undersigned physician, or physician group, or independent practice association, or physician practice management organization, as applicable (hereinafter collectively referred to as "Physician').

                                   WITNESSETH

WHEREAS, Humana and Physician entered into a provider participation agreement (hereinafter the "Agreement") and pursuant to which Physician agreed to provide and/or arrange for the provision of services to Humana Members at negotiated rates; and

WHEREAS, Humana and Physician desire to amend the Agreement to include the following provisions solely as they relate to the Medicare lines of business:

A: CONFLICT OF TERMS. Humana and Physician acknowledge and agree that in the event of any conflict between the terms and conditions of the Agreement and this Amendment, the terms and conditions of this Amendment shall control as it relates to the Medicare lines of business.

B: LICENSURE/CERTIFICATION/REGISTRATION/ACCREDITATION. Physician shall maintain for the term of the Agreement, and any renewal terms thereafter, such licensure, certification, registration, and/or accreditation where applicable, as required by federal and/or state law, rule or regulation and in accordance with Humana's policies and procedures.

C: MEDICARE COMPLIANCE. Physician shall comply with and is subject to all applicable Medicare program rules and regulations as implemented and as amended by the Health Care Financing Administration ("HCFA"), including without limitation Humana's and federal and state regulatory agencies' rights to audit Physician's operations, books, records and other documentation related to Physician's obligations under the Agreement, as well as all other federal and state laws, rules and regulations applicable to individuals and entities receiving federal funds, including without limitation Title VI of The Civil Rights Act of 1964, The Age Discrimination Act of 1975, The Americans With Disabilities Act and The

         Rehabilitation Act of 1973. The parties acknowledge and agree that payment from Humana for services rendered to Humana Medicare Members is derived, in whole or in part, from federal funds received by Humana from HCFA.

         Physician hereby represents that Physician and all employees, subcontractors and/or independent contractors of Physician providing and/or who will provide services under the Agreement, includi - ng without limitation health care, utilization review, medical social work and/or administrative services, each maintains full participation status in the federal Medicare program, and/or is not excluded from participation in the federal Medicare program.

         In order to ensure compliance under the Agreement and this Amendment, Physician acknowledges and agrees to retain all contracts, books, documents, papers and other records related to the provision of services to Humana Medicare Members and/or as related to Physician's obligations under the Agreement for a period of not less than six (6) years from: (I) each successive December 31; or (II) the and of the contract period between Humana and HCFA; or (III) from the date of completion of any audit, whichever is later.

         Physician acknowledges and agrees to cooperate with the activities and/or requests of any independent quality review and improvement organization utilized by and/or under contract with Humana as related to the provision of services to Medicare Members.

D: HUMANA PARTICIPATING PROVIDER. Physician acknowledges and agrees that health care providers, including without limitation, physicians and other providers of medical services rendering medical services to Humana Members shall be subject to Humana's credentialing process prior to receiving status as a Humana Participating Physician.

E: HUMANA POLICIES AND PROCEDURES. Physician agrees to abide by all quality assurance, quality improvement, accreditation, risk management, utilization review, credentialing, recredentialing, fiscal and other administrative policies and procedures established and revised by Humana from time to time. Physician shall be notified of any revisions to the policies and procedures and they shall become binding upon Physician thirty (30) days, or such lesser period of time as required by a federal or state regulatory agency, after Humana has notified Physician. Any revisions affecting Physician shall not be discriminatory and shall apply to all Participating Providers similarly situated.

         Physician agrees to cooperate with Humana's implementation of its health risk assessment program.

F: PATIENT COMMUNICATIONS. The parties acknowledge and agree that nothing contained in the Agreement or in this Amendment is intended to interfere with or hinder communications between health care provider(s) and Members regarding patient treatment. Physician will discuss with Members their health status and all medical care and treatment options which Physician and/or the Member's treating physician deems clinically necessary and appropriate, regardless of any coverage or payment determination(s) made or to be made by Humana.

G: CLAIMS PROCESSING/PROMPT PAYMENT. Humana shall process claims for Covered Services rendered to Members and shall make payments to Physician on a timely basis using Humana's normal claims processing policies, procedures and guidelines and in accordance with applicable federal and state laws, rules and regulations regarding the timeliness of claims payments. Accordingly, Humana will promptly approve or deny completed claims submitted for payment in accordance with an initial determination by Humana or an appeal of a denied claim. For purposes of this section, a claim is approved or denied "promptly" if it is approved or denied within the time provided for by HCFA and any "prompt payment" statute of Florida.

         In the event that Humana has delegated all or any part of the claims payment process to Physician under the terms and conditions of the Agreement, Physician shall comply with all federal and state laws, rules and regulations regarding the timeliness of claims payments to which Humana is subject, including without limitation any time frames, notice and/or penalties relating to payment provided for by HCFA and any "prompt payment" statute of Florida.

H: EMERGENCY AND URGENTLY NEEDED SERVICES. Humana will pay for emergency and urgently needed services for covered Members, which services are rendered by Physician as follows:

         (I) Any medical screening examination or other evaluation required by state or federal law, rule or regulation which is necessary to determine whether an emergency medical condition exists which will be provided to a covered Member in the emergency department of a hospital;

         (II) Medically Necessary emergency and urgently needed services, including treatment and stabilization of an emergency medical condition; and

         (III) Services originating in a hospital emergency department following treatment and stabilization of an emergency medical condition as provided for by Humana.

         Physician will contact Humana for pre-authorization of post-stabilization care. Humana will approve or deny coverage of post-stabilization care as requested by the treating physician within the time appropriate to the circumstances relating to the delivery of the services and the condition of the patient, but in no case.to exceed one (1) hour.

I: ENCOUNTER DATA. In the event that Physician is reimbursed for Covered Services on a capitated basis, and no claims for services are submitted to Humana at the time of service, Physician agrees to provide Humana accurate and complete information ("Encounter Data") regarding the provision of Covered Services for Members in the form of a complete HCFA 1500 and/or UB92 form, or their respective successor form(s) as required by HCFA, or such other format as is mutually agreed upon by both parties. Encounter Data shall include, at a minimum, Member identification and demographic information, Physician and/or treating health care provider and/or health care professional, as applicable, tax identification number, date of service, all applicable CPT-4 and ICD-9 codes, and where applicable billed charges.

         Physician acknowledges and agrees that such Encounter Data shall be provided to Humana on a monthly basis on or before the last day of each month for encounters occurring in the immediately preceding month. In the event Physician fails to provide, or arrange for the provision of, the Encounter Data by the date specified above, and upon Humana's notice to Physician of such failure, Physician shall have thirty (30) days from the date of said notice to develop a corrective action plan acceptable to Humana to ensure compliance with the timely submission of the Encounter Data. In the event the corrective action plan is unacceptable to Humana, or the corrective action plan falls to correct the problem within sixty (60) days of implementation of the corrective action plan, Humana, at its sole discretion, may: (I) withhold Physician's subsequent payments; or (II) pend such payments until such Encounter Data is submitted to Humana in an acceptable form; or (III) terminate this Agreement upon sixty (60) days written notice to Physician.

         On an annual basis and at other times upon request, Physician further acknowledges and agrees to provide Humana and/or HCFA a certification as to the accuracy, completeness and truthfulness of the Encounter Data submitted to Humana and/oc HCFA.

J: MEMBER HOLD HARMLESS. Physician hereby agrees that in no event, including, but not limited to nonpayment by Humana, Humana's Insolvency or breach of this Agreement, shall Physician bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Members of Humana or persons other than Humana acting on their behalf for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection from

         Member of any non-covered service amounts and/or Copayments in accordance with the terms of the agreement between Humana and the Member and with the terms of this Agreement.

         Physician agrees that in the event of Humana's insolvency or other cessation of operations, benefits to Members will continue for the period for which premium has been paid and benefits to Members confined in an inpatient facillity on the date of insolvency or other cessation of operations will continue until discharge.

         Physician further agrees that: (I) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of the Member;
         (II) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Physician and Member or persons acting on their behalf; and (III) this provision shall apply to all employees and subcontractors of Physician, and Physician shall obtain specific agreement to this provision from such persons.

         Any modification, addition, or deletion to this Section J shall not become effective until after the Commissioner of Insurance has given Humana written notice of approval of such proposed changes, or such changes are deemed approved in accordance with State laws.

K: MEDICALLY NECESSARY SERVICES. Nothing contained herein is intended by Humana to be a financial incentive or payment that directly or indirectly acts as an inducement for Physician to limit Medically Necessary services.

L: SUBCONTRACTING. Physician agrees that in the event he/she/it employs and/or subcontracts with physicians or other licensed health care providers and/or health care professionals to be covered under the Agreement, such employee and/or subcontractor of Physician shall be subject to all of the terms and conditions of the Agreement including but not limited to the following:

         Physician represents and warrants that it is authorized to negotiate terms and conditions of provider agreements and further to execute such agreements for and on behalf of itself and any employees and subcontractors.

         Physician shall provide directly, or through appropriate arrangement with physicians and other licensed health care professionals and/or providers, medical services for Members. It is understood and agreed that said Physician shall maintain written agreements with the Physician's physicians, and other licensed health care professionals and/or providers of medical cars, where applicable, in a form comparable to, and consistent with, the terms and conditions established in the

         Agreement and this Amendment, and In a form approved by Humana. A temple copy of the agreement between Physician and physicians and other licensed health care professionals and/or providers In effect at the time of the signing of the Agreement, and/or this Amendment, as applicable, Is attached as Exhibit A, which hereby is incorporat ' ad by reference and made a part of the Agreement and this Amendment. In the event of a conflict between the language of the downstream provider agreements and the Agreement and/or this Amendment, the language in the Agreement and/or this Amendment shall control. Physician agrees to notify Humana of any material change(s) to the aforementioned agreements at least thirty (30) days prior to implementing such change(s), during which period, Humana may object to the change(s). Humana's notice of objection shall not preclude Physician's implementation of such change(s), but Physician agrees that any such change(s) shall not be contrary to, in violation of, or inconsistent with the terms of the Agreement and/or this Amendment. In the event Humana notifies Physician of its objection, both parties-agree to make a good faith effort to resolve such dispute In a timely manner.

         Physician shall have, for the term of this Agreement, agreements with licensed providers of medical services that: (I) shall be in writing and on contract forms approved by Humana; and (II) shall include terms and conditions which comply with all applicable requirements for provider agreements under state and federal laws, rules and regulations; and (III) shall appoint Humana as the Physician's authorized agent for the payment of claims for Covered Services rendered to Humana Members submitted by such licensed providers; and
         (IV) shall contain provisions for holding Humana harmless from and against any and all disputes between such licensed providers and Humana concerning the adjudication and the amount of the payment of the claims to the extent Humana relies on Physician's adjudication of such claims submitted for Covered Services rendered to Humana Members. In addition, from and after the Effective Date hereof, agreements with independent contractor physicians of Physician shall contain a provision to extend automatically at Humana's election the, terms of such agreements to Humana in the event that the Agreement terminates for any reason for the lesser of the remaining term of such agreements.or one (1) year.

M: PHYSICIAN INCENTIVE PLANS. Upon request, Physician agrees to disclose to Humana within a reasonable time period not to exceed thirty (30) days, or such lesser period of time required for Humana to comply with all applicable state and federal laws, rules and regulations, from such request, the terms and conditions of any payment arrangement that constitutes a physician incentive plan as dafined HCFA and/or any state of federal law, between Physician and physicians. Such disclosure shall be In the form of a certification, or other form as required by HCFA, by Physician and shall identify, at a minimum: (I) whether services not furnished by the physician(s) are included; (II) the type of incentive plan, including the amount, identified as a percentage, of any withhold or bonus; (III) the amount and type of any stop-loss coverage provided for or required of the physicians; and (IV) the physician(s) patient panel size, broken down by total physician(s) panel and individual physician panel size, by the type of Insurance coverage (i.e. Commercial HMO, Medicare HMO and Medicaid HMO).

N: TERMINATION. Before terminating the Agreement, or any individual health care professional providing services to Humana Members under the Agreement, Humana shall provide a written explanation to the Physician, or the individual health care Professional, as applicable, of the reason(s) for termination and shall comply with all relevant regulations promulgated by HCFA.

         To the extent the Agreement contains a provision for the termination of the Agreement without cause, the parties acknowledge and agree that any termination of the Agreement without cause requires at least sixty (60) days' prior written notice, or such period of time as set out in the Agreement, whichever is longer, to each other.

O: ADVISORY REVIEW OF TERMINATION. In accordance with HCFA rules, regulations and guidelines, individual physicians, as applicable, upon written request and before the effective date of termination of such individual physician from participation under the Agreement, will be entitled to an advisory panel review of such termination. The advisory panel will be appointed by Humana. This provision shall not apply in cases where there is: (I) imminent harm or the threat of imminent harm to a Humana Member's health, safety or welfare; or (II) action taken by a state medical, dental or other professional licensing board, or other governmental agency that effectively impairs the individual physician's ability to practice medicine; or (III) fraud or other malfeasance. The decision of the advisory panel must be considered but is not binding upon Humana. Humana shall provide the individual physician upon written request, a copy of the recommendation of the advisory panel and Humana's final determination. Notwithstanding anything to the contrary in this Section O, in the event that Florida law, rule or regulation contains provisions specifically providing for a substantially similar advisory panel review of terminations of individual physicians from participation in a health maintenance organization's provider delivery network(s), and to the extent such state law, rule or regulation is not preempted by and/or is not inconsistent with HCFA rules and regulations, such state law, rule or regulation regarding advisory panel reviews of individual physician terminations shall control.

P: DELEGATION OF SERVICES. In the event that Humana delegated certain identified administrative activity(s) to Physician under the terms and conditions of the

         Agreement, Physician acknowledges and agrees that any sub-delegation of the noted administrative activity(s) by Physician requires the prior written approval of Humana. Physician represents and warrants that the terms and conditions of any agreements with employed and/or subcontracted physicians and/or other health care providers and/or health care professionals of Physician to perform services under the Agreement and/or this Amendment contain terms and conditions similar to those contained in the Agreement and/or this Amendment. Notwithstanding anything to the contrary in the Agreement and/or in this Amendment, and in order to ensure Humana's compliance with its contract with HCFA, Humana will monitor Physician's performance of any delegated administrative activity(s) on an ongoing basis and hereby retains the right to modify, suspend or revoke such delegated administrative activity(s) in the avant Humana and/or HCFA determines, in their discretion, that Physician is not meeting or has failed to most its obligations under the Agreement and/or this Amendment, related to such delegated administrative activity(s). Physician acknowledges and agrees that in event of any conflict between the terms and conditions of Physician's subcontracts and those contained in the Agreement and/or this Amendment as they relate to any delegation of administrative activity(s), the terms and conditions of the Agreement and/or this Amendment shall control.

         Except as specifically amended hereby, the terms and conditions of the Agreement remain the same.

         The parties have the authority necessary to bind all of the entities identified herein and have executed this Amendment to be effective as of JANUARY 1, 2000.

Humana                                    Physician


By:_______________________________        By:__________________________________

Print Name:_______________________        Print Name:__________________________

Title:____________________________        Title:_______________________________

Date:_____________________________        Date:________________________________

                                    EXHIBIT A

            SAMPLE COPY OF PHYSICIAN DOWNSTREAM PROVIDER AGREEMENT(S)

                                  SEE ATTACHED.